May 1, 2002



                                                Growth Portfolio
                                                Aggressive Growth Portfolio
                                                International Growth Portfolio
                                                Worldwide Growth Portfolio

                               JANUS ASPEN SERIES
                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    [JANUS LOGO]

                This prospectus describes four series (the "Portfolios") with a variety of investment objectives. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges or commissions. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Fees and expenses........................................    8
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................    9
                   General portfolio policies...............................   11
                   Risks....................................................   13
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   15
                   Management expenses......................................   15
                   Portfolio managers.......................................   16
                OTHER INFORMATION...........................................   17
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   18
                   Taxes....................................................   18
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   19
                   Purchases................................................   19
                   Redemptions..............................................   20
                   Excessive trading........................................   20
                   Shareholder communications...............................   20
                FINANCIAL HIGHLIGHTS........................................   21
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   25
                   Futures, options and other derivatives...................   27
                   Other investments, strategies and/or techniques..........   27


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. The Portfolios will notify you at least 60 days before making any changes to their objectives or principal investment policies. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          INTERNATIONAL GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

 2 Janus Aspen Series

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

          For purposes of International Growth Portfolio's 80% policy, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          INTERNATIONAL GROWTH PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO intends to operate as a nondiversified portfolio. This means it may hold larger positions in a smaller number of securities than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  3

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

           GROWTH PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31



                        2.76%            30.17%       18.45%       22.75%       35.66%       43.98%      (14.55%)     (24.73%)
                        1994              1995         1996         1997         1998         1999         2000         2001



                Best Quarter:  4th-1998  27.71%  Worst Quarter:  3rd-2001  (24.79%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                        1 year     5 years       (9/13/93)
                Growth Portfolio - Institutional Shares                 (24.73%)    9.05%         11.83%
                S&P 500 Index*                                          (11.88%)   10.70%         13.70%
                                                                       --------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 4 Janus Aspen Series

           AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31



                       16.33%            27.48%       7.95%        12.66%       34.26%      125.40%      (31.82%)     (39.45%)
                        1994              1995         1996         1997         1998         1999         2000         2001



                Best Quarter:  4th-1999  59.34%  Worst Quarter:  1st-2001  (32.12%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                        1 year     5 years       (9/13/93)
                Aggressive Growth Portfolio - Institutional Shares      (39.45%)    7.08%         12.51%
                S&P MidCap 400 Index*                                    (0.62%)   16.11%         15.59%
                                                                       --------------------------------------

           * The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

                                                          Risk return summary  5

           INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31



                       23.15%            34.71%        18.51%        17.23%        82.27%       (15.94%)      (23.23%)
                        1995              1996          1997          1998          1999          2000          2001



                Best Quarter:  4th-1999  58.48%  Worst Quarter:  3rd-2001  (20.38%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                        1 year     5 years       (5/2/94)
                International Growth Portfolio - Institutional Shares   (23.23%)   10.32%         13.47%
                Morgan Stanley Capital International EAFE(R) Index*     (21.44%)    0.89%          2.76%
                                                                       --------------------------------------

           * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

 6 Janus Aspen Series

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31



                        1.53%            27.37%       29.04%       22.15%       28.92%       64.45%      (15.67%)     (22.44%)
                        1994              1995         1996         1997         1998         1999         2000         2001



                Best Quarter:  4th-1999  42.24%  Worst Quarter:  3rd-2001  (20.49%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                        1 year     5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares       (22.44%)   11.12%         15.75%
                Morgan Stanley Capital International World Index*       (16.82%)    5.37%          7.91%
                                                                       --------------------------------------

           * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  7

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                                          Total Annual Fund
                                                                  Management    Other         Operating
                                                                     Fee       Expenses       Expenses*
    Growth Portfolio                                                0.65%       0.01%            0.66%
    Aggressive Growth Portfolio                                     0.65%       0.02%            0.67%
    International Growth Portfolio                                  0.65%       0.06%            0.71%
    Worldwide Growth Portfolio                                      0.65%       0.04%            0.69%

--------------------------------------------------------------------------------
    * Expenses are based upon expenses for the year ended December 31, 2001.
      All expenses are shown without the effect of any expense offset arrangements.
--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                                $67       $211       $368        $822
    Aggressive Growth Portfolio                                     $68       $214       $373        $835
    International Growth Portfolio                                  $73       $227       $395        $883
    Worldwide Growth Portfolio                                      $70       $221       $384        $859

 8 Janus Aspen Series

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2001, they ranged from approximately $225 million to $10.5 billion.

GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the

             Investment objectives, principal investment strategies and risks  9

          United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

          Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. The other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

 10 Janus Aspen Series

GENERAL PORTFOLIO POLICIES

          The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Portfolios may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - short sales (no more than 8% of a Portfolio's assets may be invested in "naked" short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign

            Investment objectives, principal investment strategies and risks 11 currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

 12 Janus Aspen Series

RISKS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES NONDIVERSIFICATION AFFECT THE RISK PROFILE OF AGGRESSIVE GROWTH PORTFOLIO?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. This gives the Portfolio more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

            Investment objectives, principal investment strategies and risks  13

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect.

6. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Equity Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

 14 Janus Aspen Series

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital Management LLC ("Janus Capital), 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay. New investment advisory agreements approved at a special meeting of the shareholders on January 31, 2002, that are the same in all material respects as the previous advisory agreements, became effective on April 3, 2002.

          The Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                                     Average Daily       Annual Rate
                                                                      Net Assets         Percentage
     Portfolios                                                      of Portfolio            (%)
-----------------------------------------------------------------------------------------------------
     Growth Portfolio                                              All Asset Levels         0.65
     Aggressive Growth Portfolio
     International Growth Portfolio
     Worldwide Growth Portfolio
-----------------------------------------------------------------------------------------------------

          For the year ended December 31, 2001, each Portfolio paid Janus Capital the following management fees based upon each Portfolio's average net assets: 0.65% for Growth Portfolio, 0.65% for Aggressive Growth Portfolio, 0.65% for International Growth Portfolio and 0.65% for Worldwide Growth Portfolio.

                                                Management of the Portfolios  15

PORTFOLIO MANAGER

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of Worldwide Growth Portfolio, which he has co-managed since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Aggressive Growth Portfolio, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 to 2002. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio and Worldwide Growth Portfolio, each of which she has managed or co-managed since their inception. Ms. Hayes is also Portfolio Manager of other Janus accounts. She joined Janus Capital in 1987. She holds a Bachelor of Arts degree in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio, which he has co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Growth Portfolio, which he has managed since January 2000. He previously served as Executive Vice President and Portfolio Manager of
            Equity Income Portfolio from its inception to December 1999 and Balanced Portfolio from May 1996 to December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.

 16 Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of shares, one of which, the Institutional Shares, is offered pursuant to this prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares and Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or Service II Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  17

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments at least annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June for all of the Portfolios.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 18 Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios are not intended for excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Portfolio would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Portfolios may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on market timing, see "Excessive Trading" on the next page.

          Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

                                                         Shareholder's guide  19

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          Frequent trading into and out of a Portfolio can disrupt portfolio investment strategies and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios are not intended for market timing or excessive trading. The Portfolios and their agents reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio. The Portfolios may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Portfolio believes are made on behalf of market timers.

          The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your intermediary.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 20 Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent years. Items 1 through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                   2001          2000          1999          1998          1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $26.48        $33.65        $23.54         $18.48      $15.51
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.02          0.05          0.07           0.05        0.15
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    (6.56)        (4.59)         10.24           6.36        3.34
  4. Total from investment operations                               (6.54)        (4.54)         10.31           6.41        3.49
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.01)        (0.06)        (0.06)         (0.05)      (0.15)
  6. Distributions (from capital gains)                             (0.04)        (2.57)        (0.14)         (1.30)      (0.37)
  7. Total distributions                                            (0.05)        (2.63)        (0.20)         (1.35)      (0.52)
  8. NET ASSET VALUE, END OF PERIOD                                 $19.89        $26.48        $33.65         $23.54      $18.48
  9. Total return                                                 (24.73%)      (14.55%)        43.98%         35.66%      22.75%
 10. Net assets, end of period (in thousands)                   $2,490,954    $3,529,807    $2,942,649     $1,103,549    $608,281
 11. Average net assets for the period (in thousands)           $2,911,331    $3,734,449    $1,775,373       $789,454    $477,914
 12. Ratio of gross expenses to average net assets(1)                0.66%(2)      0.67%(2)      0.67%(2)       0.68%(2)    0.70%(2)
 13. Ratio of net expenses to average net assets(3)                  0.66%         0.67%         0.67%          0.68%       0.69%
 14. Ratio of net investment income to average net assets            0.07%         0.19%         0.30%          0.26%       0.91%
 15. Portfolio turnover rate                                           48%           47%           53%            73%        122%
---------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.66% in 2001, 0.67% in 2000, 0.69% in 1999, 0.75% in 1998 and
    0.78% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  21

AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years ended December 31
                                                                   2001          2000          1999         1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $36.30        $59.70        $27.64      $20.55      $18.24
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                              --          0.01            --          --          --
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (14.32)       (17.08)         33.46        7.09        2.31
  4. Total from investment operations                              (14.32)       (17.07)         33.46        7.09        2.31
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                             --            --            --          --          --
  6. Distributions (from capital gains)                                 --        (4.58)        (1.40)          --          --
  7. Tax return of capital distributions                                --        (1.75)            --          --          --
  8. Total distributions                                                --        (6.33)        (1.40)          --          --
  9. NET ASSET VALUE, END OF PERIOD                                 $21.98        $36.30        $59.70      $27.64      $20.55
 10. Total return                                                 (39.45%)      (31.82%)       125.40%      34.26%      12.66%
 11. Net assets, end of period (in thousands)                   $2,104,733    $3,485,768    $3,319,619    $772,943    $508,198
 12. Average net assets for the period (in thousands)           $2,508,186    $4,409,584    $1,476,445    $576,444    $418,464
 13. Ratio of gross expenses to average net assets(1)                0.67%(2)      0.66%(2)      0.70%(2)    0.75%(2)    0.76%(2)
 14. Ratio of net expenses to average net assets(3)                  0.66%         0.66%         0.69%       0.75%       0.76%
 15. Ratio of net investment income to average net assets          (0.22%)       (0.42%)       (0.50%)     (0.36%)     (0.10%)
 16. Portfolio turnover rate                                           99%           82%          105%        132%        130%
------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.67% in 2001, 0.66% in 2000, 0.70% in 1999, 0.75% in 1998 and
    0.78% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 22 Janus Aspen Series

INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                 Years ended December 31
                                                                  2001         2000         1999        1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $30.90        $38.67      $21.27      $18.48      $15.72
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.26          0.62        0.06        0.13        0.11
  3. Net gains or losses on securities (both realized and
     unrealized)                                                  (7.43)        (6.51)       17.40        3.07        2.80
  4. Total from investment operations                             (7.17)        (5.89)       17.46        3.20        2.91
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.26)        (0.63)      (0.06)      (0.14)      (0.11)
  6. Distributions (from capital gains)                               --        (0.91)          --      (0.27)      (0.04)
  7. Tax return of capital distributions                              --        (0.34)          --          --          --
  8. Total distributions                                          (0.26)        (1.88)      (0.06)      (0.41)      (0.15)
  9. NET ASSET VALUE, END OF PERIOD                               $23.47        $30.90      $38.67      $21.27      $18.48
 10. Total return                                               (23.23%)      (15.94%)      82.27%      17.23%      18.51%
 11. Net assets, end of period (in thousands)                   $869,983    $1,158,666    $810,392    $311,110    $161,091
 12. Average net assets for the period (in thousands)           $962,343    $1,214,163    $425,876    $234,421     $96,164
 13. Ratio of gross expenses to average net assets(1)              0.71%(2)      0.71%(2)    0.77%(2)    0.86%(2)    0.96%(2)
 14. Ratio of net expenses to average net assets(3)                0.71%         0.71%       0.76%       0.86%       0.96%
 15. Ratio of net investment income to average net assets          0.95%         1.88%       0.26%       0.73%       0.70%
 16. Portfolio turnover rate                                         65%           67%         80%         93%         86%
--------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.71% in 2001, 0.71% in 2000, 0.84% in 1999, 0.95% in 1998 and
    1.08% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(3) The expense ratio reflects expenses after any offset arrangements.

                                                        Financial highlights  23

WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Years ended December 31
                                                                  2001          2000          1999          1998          1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $36.98        $47.75        $29.09        $23.39        $19.44
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                           0.24          0.11          0.07          0.16          0.16
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (8.53)        (7.03)         18.65          6.59          4.14
  4. Total from investment operations                              (8.29)        (6.92)         18.72          6.75          4.30
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                        (0.15)        (0.19)        (0.06)        (0.18)        (0.19)
  6. Distributions (from capital gains)                                --        (3.52)            --        (0.87)        (0.16)
  7. Tax return of capital distributions                               --        (0.14)            --            --            --
  8. Total distributions                                           (0.15)        (3.85)        (0.06)        (1.05)        (0.35)
  9. NET ASSET VALUE, END OF PERIOD                                $28.54        $36.98        $47.75        $29.09        $23.39
 10. Total return                                                (22.44%)      (15.67%)        64.45%        28.92%        22.15%
 11. Net assets, end of period (in thousands)                  $5,707,728    $7,704,163    $6,496,773    $2,890,375    $1,576,548
 12. Average net assets for the period (in thousands)          $6,387,010    $8,255,166    $3,862,773    $2,217,695    $1,148,951
 13. Ratio of gross expenses to average net assets(1)               0.69%(2)      0.69%(2)      0.71%(2)      0.72%(2)      0.74%(2)
 14. Ratio of net expenses to average net assets(3)                 0.69%         0.69%         0.71%         0.72%         0.74%
 15. Ratio of net investment income to average net assets           0.78%         0.52%         0.20%         0.64%         0.67%
 16. Portfolio turnover rate                                          82%           66%           67%           77%           80%
---------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.69% in 2001, 0.69% in 2000, 0.71% in 1999, 0.74% in 1998 and
    0.81% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 24 Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

                                                Glossary of investment terms  25

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher

 26 Janus Aspen Series
          than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk

                                                Glossary of investment terms  27
          of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For "naked" short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 28 Janus Aspen Series

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). You may also obtain
                     reports and other information about
                     the Portfolios from the Electronic
                     Data Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                                  [JANUS LOGO]



                                        www.janus.com

                                        100 Fillmore Street
                                        Denver, CO
                                        80206-4928
                                        1-800-525-0020

                    Investment Company Act File No. 811-7736

                                                May 1, 2002

                                                Capital Appreciation Portfolio
                                                Balanced Portfolio
                                                Worldwide Growth Portfolio

                               JANUS ASPEN SERIES
                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    [JANUS LOGO]

                This prospectus describes three series (the "Portfolios") with a variety of investment objectives. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges or commissions. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Fees and expenses........................................    7
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................    8
                   General portfolio policies...............................   11
                   Risks....................................................   13
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   15
                   Management expenses......................................   15
                   Portfolio managers.......................................   16
                OTHER INFORMATION...........................................   17
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   18
                   Taxes....................................................   18
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   19
                   Purchases................................................   19
                   Redemptions..............................................   20
                   Excessive trading........................................   20
                   Shareholder communications...............................   20
                FINANCIAL HIGHLIGHTS........................................   21
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   24
                   Futures, options and other derivatives...................   26
                   Other investments, strategies and/or techniques..........   26


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Balanced Portfolio may also emphasize some degree of income, it is not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - CAPITAL APPRECIATION PORTFOLIO seeks long-term growth of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. The Portfolios will notify you at least 60 days before making any changes to their objectives or principal investment policies. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income senior securities.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries,

 2 Janus Aspen Series
          including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          The income component of BALANCED PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          CAPITAL APPRECIATION PORTFOLIO intends to operate as a nondiversified portfolio. This means it may hold larger positions in a smaller number of securities than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  3

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

          CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES

          Annual returns for periods ended 12/31

                  58.11%                  67.00%                 (18.18%)                (21.67%)
                   1998                    1999                    2000                    2001

          Best Quarter:  4th-1999  41.77%  Worst Quarter:  3rd-2001  (18.70%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                   Since Inception
                                                                        1 year        (5/1/97)
          Capital Appreciation Portfolio - Institutional Shares         (21.67%)       17.73%
          S&P 500 Index*                                                (11.88%)        9.51%
                                                                       ---------------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 4 Janus Aspen Series

          BALANCED PORTFOLIO - INSTITUTIONAL SHARES

          Annual returns for periods ended 12/31

                  0.84%            24.79%       16.18%       22.10%       34.28%       26.76%      (2.27%)      (4.66%)
                  1994              1995         1996         1997         1998         1999         2000         2001

          Best Quarter:  4th-1998  20.32%  Worst Quarter:  3rd-2001  (5.87%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                        Since Inception
                                                                  1 year     5 years       (9/13/93)
          Balanced Portfolio - Institutional Shares                (4.66%)   14.13%         14.31%
          S&P 500 Index*                                          (11.88%)   10.70%         13.70%
          Lehman Brothers Gov't/Credit Index**                      8.50%     7.37%          6.53%
                                                                  -------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

          ** Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                                          Risk return summary  5

          WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

          Annual returns for periods ended 12/31

                 1.53%            27.37%       29.04%       22.15%       28.92%       64.45%      (15.67%)     (22.44%)
                 1994              1995         1996         1997         1998         1999         2000         2001

          Best Quarter:  4th-1999  42.24%  Worst Quarter:  3rd-2001  (20.49%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                        Since Inception
                                                                  1 year     5 years       (9/13/93)
          Worldwide Growth Portfolio - Institutional Shares       (22.44%)   11.12%         15.75%
          Morgan Stanley Capital International World Index*       (16.82%)    5.37%          7.91%
                                                                 --------------------------------------

          * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

 6 Janus Aspen Series

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                  Management    Other      Total Annual Fund
                                                                     Fee       Expenses   Operating Expenses*
    Capital Appreciation Portfolio                                  0.65%       0.01%            0.66%
    Balanced Portfolio                                              0.65%       0.01%            0.66%
    Worldwide Growth Portfolio                                      0.65%       0.04%            0.69%

--------------------------------------------------------------------------------
   * Expenses are based upon expenses for the year ended December 31, 2001.
     All expenses are shown without the effect of any expense offset arrangements.
--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Capital Appreciation Portfolio                                  $67       $211       $368        $822
    Balanced Portfolio                                              $67       $211       $368        $822
    Worldwide Growth Portfolio                                      $70       $221       $384        $859

                                                          Risk return summary  7

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Capital Appreciation Portfolio                            Janus Twenty Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

 8 Janus Aspen Series

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

          Balanced Portfolio may emphasize some degree of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The growth component of the Portfolio is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio's holdings will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they

             Investment objectives, principal investment strategies and risks 9 currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

7. HOW DO INTEREST RATES AFFECT THE VALUE OF MY BALANCED PORTFOLIO INVESTMENT?

          The income component of Balanced Portfolio's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

 10 Janus Aspen Series

GENERAL PORTFOLIO POLICIES

          The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Portfolios may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - short sales (no more than 8% of a Portfolio's assets may be invested in "naked" short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign

            Investment objectives, principal investment strategies and risks 11 currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

 12 Janus Aspen Series

RISKS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES NONDIVERSIFICATION AFFECT THE RISK PROFILE OF CAPITAL APPRECIATION PORTFOLIO?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. This gives the Portfolio more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

            Investment objectives, principal investment strategies and risks  13

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect.

6. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Equity Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

 14 Janus Aspen Series

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital Management LLC ("Janus Capital"), 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay. New investment advisory agreements approved at a special meeting of the shareholders on January 31, 2002, that are the same in all material respects as the previous advisory agreements, became effective on April 3, 2002.

          The Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                                     Average Daily       Annual Rate
                                                                      Net Assets         Percentage
     Portfolios                                                      of Portfolio            (%)
-----------------------------------------------------------------------------------------------------
     Capital Appreciation Portfolio                                All Asset Levels         0.65
     Balanced Portfolio
     Worldwide Growth Portfolio
-----------------------------------------------------------------------------------------------------

          For the year ended December 31, 2001, each Portfolio paid Janus Capital the following management fees based upon each Portfolio's average net assets: 0.65% for Capital Appreciation Portfolio, 0.65% for Balanced Portfolio and 0.65% for Worldwide Growth Portfolio.

                                                Management of the Portfolios  15

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of Worldwide Growth Portfolio, which he has co-managed since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of Worldwide Growth Portfolio and International Growth Portfolio, each of which she has managed or co-managed since their inception. Ms. Hayes is also Portfolio Manager of other Janus accounts. She joined Janus Capital in 1987. She holds a Bachelor of Arts degree in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Balanced Portfolio and Core Equity Portfolio, each of which she has managed since January 2000. Ms. Reidy is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst. She holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Capital Appreciation Portfolio, which he has managed since its inception. Mr. Schoelzel is also Portfolio Manager of other Janus accounts.
            Mr. Schoelzel joined Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

 16 Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of shares, one of which, the Institutional Shares, is offered pursuant to this prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares and Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or Service II Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  17

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments at least annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June for all of the Portfolios.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Capital Appreciation Portfolio declared a dividend in the amount of $0.25 per share. If the price of Capital Appreciation Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 18 Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios are not intended for excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Portfolio would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Portfolios may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on market timing, see "Excessive Trading" on the next page.

          Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

                                                         Shareholder's guide  19

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          Frequent trading into and out of a Portfolio can disrupt portfolio investment strategies and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios are not intended for market timing or excessive trading. The Portfolios and their agents reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio. The Portfolios may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Portfolio believes are made on behalf of market timers.

          The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your intermediary.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 20 Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent years. Items 1 through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                  Years ended December 31
                                                                  2001          2000         1999        1998      1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $26.79        $33.17      $19.94     $12.62      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                           0.22          0.43        0.12       0.01        0.05
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (6.01)        (6.43)       13.22       7.32        2.61
  4. Total from investment operations                              (5.79)        (6.00)       13.34       7.33        2.66
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                        (0.28)        (0.37)      (0.11)     (0.01)      (0.04)
  6. Distributions (from capital gains)                                --        (0.01)          --         --          --
  7. Total distributions                                           (0.28)        (0.38)      (0.11)     (0.01)      (0.04)
  8. NET ASSET VALUE, END OF PERIOD                                $20.72        $26.79      $33.17     $19.94      $12.62
  9. Total return*                                               (21.67%)      (18.18%)      67.00%     58.11%      26.60%
 10. Net assets, end of period (in thousands)                    $776,553    $1,010,497    $626,611    $74,187      $6,833
 11. Average net assets for the period (in thousands)            $855,499      $954,279    $257,422    $25,964      $2,632
 12. Ratio of gross expenses to average net assets**(2)             0.66%(3)      0.67%(3)    0.70%(3)   0.92%(3)    1.26%(3)
 13. Ratio of net expenses to average net assets**(4)               0.66%         0.67%       0.70%      0.91%       1.25%
 14. Ratio of net investment income to average net assets**         0.96%         1.60%       0.76%      0.27%       1.43%
 15. Portfolio turnover rate**                                        67%           41%         52%        91%        101%
---------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) May 1, 1997 (inception) through December 31, 1997.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 0.66% in 2001, 0.67% in 2000, 0.79% in 1999, 0.97% in 1998 and
    2.19% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of the corresponding retail fund (Janus Olympus Fund until May 1, 1999, Janus Twenty Fund thereafter).
(4) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  21

BALANCED PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years ended December 31
                                                                   2001          2000          1999         1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $24.31        $27.91        $22.50      $17.47      $14.77
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.65          0.64          0.59        0.39        0.34
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    (1.78)        (1.22)          5.38        5.51        2.89
  4. Total from investment operations                               (1.13)        (0.58)          5.97        5.90        3.23
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.61)        (0.69)        (0.56)      (0.38)      (0.35)
  6. Distributions (from capital gains)                                 --        (2.31)            --      (0.49)      (0.18)
  7. Tax return of capital distributions                                --        (0.02)            --          --          --
  8. Total distributions                                            (0.61)        (3.02)        (0.56)      (0.87)      (0.53)
  9. NET ASSET VALUE, END OF PERIOD                                 $22.57        $24.31        $27.91      $22.50      $17.47
 10. Total return                                                  (4.66%)       (2.27%)        26.76%      34.28%      22.10%
 11. Net assets, end of period (in thousands)                   $3,425,664    $3,352,381    $2,453,079    $882,495    $362,409
 12. Average net assets for the period (in thousands)           $3,361,832    $3,020,072    $1,583,635    $555,002    $176,432
 13. Ratio of gross expenses to average net assets(1)                0.66%(2)      0.66%(2)      0.69%(2)    0.74%(2)    0.83%(2)
 14. Ratio of net expenses to average net assets(3)                  0.66%         0.66%         0.69%       0.74%       0.82%
 15. Ratio of net investment income to average net assets            2.89%         3.15%         2.86%       2.41%       2.87%
 16. Portfolio turnover rate                                          114%           72%           92%         70%        139%
------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.66% in 2001, 0.66% in 2000, 0.69% in 1999, 0.74% in 1998 and
    0.83% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 22 Janus Aspen Series

WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Years ended December 31
                                                                  2001          2000          1999          1998          1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $36.98        $47.75        $29.09        $23.39        $19.44
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                           0.24          0.11          0.07          0.16          0.16
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (8.53)        (7.03)         18.65          6.59          4.14
  4. Total from investment operations                              (8.29)        (6.92)         18.72          6.75          4.30
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                        (0.15)        (0.19)        (0.06)        (0.18)        (0.19)
  6. Distributions (from capital gains)                                --        (3.52)            --        (0.87)        (0.16)
  7. Tax return of capital distributions                               --        (0.14)            --            --            --
  8. Total distributions                                           (0.15)        (3.85)        (0.06)        (1.05)        (0.35)
  9. NET ASSET VALUE, END OF PERIOD                                $28.54        $36.98        $47.75        $29.09        $23.39
 10. Total return                                                (22.44%)      (15.67%)        64.45%        28.92%        22.15%
 11. Net assets, end of period (in thousands)                  $5,707,728    $7,704,163    $6,496,773    $2,890,375    $1,576,548
 12. Average net assets for the period (in thousands)          $6,387,010    $8,255,166    $3,862,773    $2,217,695    $1,148,951
 13. Ratio of gross expenses to average net assets(1)               0.69%(2)      0.69%(2)      0.71%(2)      0.72%(2)      0.74%(2)
 14. Ratio of net expenses to average net assets(3)                 0.69%         0.69%         0.71%         0.72%         0.74%
 15. Ratio of net investment income to average net assets           0.78%         0.52%         0.20%         0.64%         0.67%
 16. Portfolio turnover rate                                          82%           66%           67%           77%           80%
---------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.69% in 2001, 0.69% in 2000, 0.71% in 1999, 0.74% in 1998 and
    0.81% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  23

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

 24 Janus Aspen Series

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher

                                                Glossary of investment terms  25
          than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk

 26 Janus Aspen Series
          of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For "naked" short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                                Glossary of investment terms  27

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). You may also obtain
                     reports and other information about
                     the Portfolios from the Electronic
                     Data Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                        [JANUS LOGO]

                                        www.janus.com

                                        100 Fillmore Street
                                        Denver, CO 80206-4928
                                        1-800-525-0020

                    Investment Company Act File No. 811-7736

                                                May 1, 2002



                                                Aggressive Growth Portfolio
                                                Capital Appreciation Portfolio
                                                Balanced Portfolio
                                                Worldwide Growth Portfolio

                               JANUS ASPEN SERIES
                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    [JANUS LOGO]

                This prospectus describes four series (the "Portfolios") with a variety of investment objectives. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges or commissions. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Fees and expenses........................................    8
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................    9
                   General portfolio policies...............................   12
                   Risks....................................................   14
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   16
                   Management expenses......................................   16
                   Portfolio managers.......................................   17
                OTHER INFORMATION...........................................   18
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   19
                   Taxes....................................................   19
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   20
                   Purchases................................................   20
                   Redemptions..............................................   21
                   Excessive trading........................................   21
                   Shareholder communications...............................   21
                FINANCIAL HIGHLIGHTS........................................   22
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   26
                   Futures, options and other derivatives...................   28
                   Other investments, strategies and/or techniques..........   28


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Balanced Portfolio may also emphasize some degree of income, it is not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?
--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO seek long-term growth of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. The Portfolios will notify you at least 60 days before making any changes to their objectives or principal investment policies. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income senior securities.

 2 Janus Aspen Series

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          The income component of BALANCED PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO intend to operate as nondiversified portfolios. This means they may hold larger positions in a smaller number of securities than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  3

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

           AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31



                       16.33%            27.48%       7.95%        12.66%       34.26%      125.40%      (31.82%)     (39.45%)
                        1994              1995         1996         1997         1998         1999         2000         2001



                Best Quarter:  4th-1999  59.34%  Worst Quarter:  1st-2001  (32.12%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                        1 year     5 years       (9/13/93)
                Aggressive Growth Portfolio - Institutional Shares      (39.45%)    7.08%         12.51%
                S&P MidCap 400 Index*                                    (0.62%)   16.11%         15.59%
                                                                       --------------------------------------

           * The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 4 Janus Aspen Series

           CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31
                        58.11%                  67.00%                 (18.18%)                (21.67%)
                         1998                    1999                    2000                    2001
                Best Quarter:  4th-1999  41.77%  Worst Quarter:  3rd-2001  (18.70%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                         Since Inception
                                                                              1 year        (5/1/97)
                Capital Appreciation Portfolio - Institutional Shares         (21.67%)       17.73%
                S&P 500 Index*                                                (11.88%)        9.51%
                                                                             ---------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                          Risk return summary  5

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31
                        0.84%            24.79%       16.18%       22.10%       34.28%       26.76%      (2.27%)      (4.66%)
                        1994              1995         1996         1997         1998         1999         2000         2001
                Best Quarter:  4th-1998  20.32%  Worst Quarter:  3rd-2001  (5.87%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                        1 year     5 years       (9/13/93)
                Balanced Portfolio - Institutional Shares                (4.66%)   14.13%         14.31%
                S&P 500 Index*                                          (11.88%)   10.70%         13.70%
                Lehman Brothers Gov't/Credit Index**                      8.50%     7.37%          6.53%
                                                                        -------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks,
             a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

 6 Janus Aspen Series

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31
                        1.53%            27.37%       29.04%       22.15%       28.92%       64.45%      (15.67%)     (22.44%)
                        1994              1995         1996         1997         1998         1999         2000         2001
                Best Quarter:  4th-1999  42.24%  Worst Quarter:  3rd-2001  (20.49%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                        1 year     5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares       (22.44%)   11.12%         15.75%
                Morgan Stanley Capital International World Index*       (16.82%)    5.37%          7.91%
                                                                       --------------------------------------

           * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  7

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                                          Total Annual Fund
                                                                  Management    Other         Operating
                                                                     Fee       Expenses       Expenses*
    Aggressive Growth Portfolio                                     0.65%       0.02%            0.67%
    Capital Appreciation Portfolio                                  0.65%       0.01%            0.66%
    Balanced Portfolio                                              0.65%       0.01%            0.66%
    Worldwide Growth Portfolio                                      0.65%       0.04%            0.69%

--------------------------------------------------------------------------------
    * Expenses are based upon expenses for the year ended December 31, 2001.
      All expenses are shown without the effect of any expense offset arrangements.
--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Aggressive Growth Portfolio                                     $68       $214       $373        $835
    Capital Appreciation Portfolio                                  $67       $211       $368        $822
    Balanced Portfolio                                              $67       $211       $368        $822
    Worldwide Growth Portfolio                                      $70       $221       $384        $859

 8 Janus Aspen Series

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Capital Appreciation Portfolio                            Janus Twenty Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2001, they ranged from approximately $225 million to $10.5 billion.

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

             Investment objectives, principal investment strategies and risks  9

GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

          Balanced Portfolio may emphasize some degree of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. The other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

 10 Janus Aspen Series

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The growth component of the Portfolio is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio's holdings will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

7. HOW DO INTEREST RATES AFFECT THE VALUE OF MY BALANCED PORTFOLIO INVESTMENT?

          The income component of Balanced Portfolio's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

            Investment objectives, principal investment strategies and risks  11

GENERAL PORTFOLIO POLICIES

          The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Portfolios may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - short sales (no more than 8% of a Portfolio's assets may be invested in "naked" short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign

 12 Janus Aspen Series
          currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

            Investment objectives, principal investment strategies and risks  13

RISKS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES NONDIVERSIFICATION AFFECT THE RISK PROFILE OF AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. This gives the Portfolios more flexibility to focus their investments in the most attractive companies identified by the portfolio managers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of a Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

 14 Janus Aspen Series

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect.

6. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Equity Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

            Investment objectives, principal investment strategies and risks  15

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital Management LLC ("Janus Capital"), 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay. New investment advisory agreements approved at a special meeting of the shareholders on January 31, 2002, that are the same in all material respects as the previous advisory agreements, became effective on April 3, 2002.

          The Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                               Average Daily        Annual Rate
                                                                 Net Assets         Percentage
Portfolios                                                      of Portfolio            (%)
------------------------------------------------------------------------------------------------
  Aggressive Growth Portfolio                                 All Asset Levels         0.65
  Capital Appreciation Portfolio
  Balanced Portfolio
  Worldwide Growth Portfolio
------------------------------------------------------------------------------------------------

          For the year ended December 31, 2001, each Portfolio paid Janus Capital the following management fees based upon each Portfolio's average net assets: 0.65% for Aggressive Growth Portfolio, 0.65% for Capital Appreciation Portfolio, 0.65% for Balanced Portfolio, and 0.65% for Worldwide Growth Portfolio.

 16 Janus Aspen Series

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of Worldwide Growth Portfolio, which he has co-managed since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Aggressive Growth Portfolio, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 to 2002. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of Worldwide Growth Portfolio and International Growth Portfolio, each of which she has managed or co-managed since their inception. Ms. Hayes is also Portfolio Manager of other Janus accounts. She joined Janus Capital in 1987. She holds a Bachelor of Arts degree in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Balanced Portfolio and Core Equity Portfolio, each of which she has managed since January 2000. Ms. Reidy is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst. She holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Capital Appreciation Portfolio, which he has managed since its inception. Mr. Schoelzel is also Portfolio Manager of other Janus accounts.
            Mr. Schoelzel joined Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

                                                Management of the Portfolios  17

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of shares, one of which, the Institutional Shares, is offered pursuant to this prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares and Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or Service II Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 18 Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments at least annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June for all of the Portfolios.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Aggressive Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Aggressive Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  19

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios are not intended for excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Portfolio would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Portfolios may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on market timing, see "Excessive Trading" on the next page.

          Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

 20 Janus Aspen Series

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          Frequent trading into and out of a Portfolio can disrupt portfolio investment strategies and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios are not intended for market timing or excessive trading. The Portfolios and their agents reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio. The Portfolios may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Portfolio believes are made on behalf of market timers.

          The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your intermediary.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  21

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent years. Items 1 through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years ended December 31
                                                                   2001          2000          1999         1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $36.30        $59.70        $27.64      $20.55      $18.24
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                              --          0.01            --          --          --
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (14.32)       (17.08)         33.46        7.09        2.31
  4. Total from investment operations                              (14.32)       (17.07)         33.46        7.09        2.31
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                             --            --            --          --          --
  6. Distributions (from capital gains)                                 --        (4.58)        (1.40)          --          --
  7. Tax return of capital distributions                                --        (1.75)            --          --          --
  8. Total distributions                                                --        (6.33)        (1.40)          --          --
  9. NET ASSET VALUE, END OF PERIOD                                 $21.98        $36.30        $59.70      $27.64      $20.55
 10. Total return                                                 (39.45%)      (31.82%)       125.40%      34.26%      12.66%
 11. Net assets, end of period (in thousands)                   $2,104,733    $3,485,768    $3,319,619    $772,943    $508,198
 12. Average net assets for the period (in thousands)           $2,508,186    $4,409,584    $1,476,445    $576,444    $418,464
 13. Ratio of gross expenses to average net assets(1)                0.67%(2)      0.66%(2)      0.70%(2)    0.75%(2)    0.76%(2)
 14. Ratio of net expenses to average net assets(3)                  0.66%         0.66%         0.69%       0.75%       0.76%
 15. Ratio of net investment income to average net assets          (0.22%)       (0.42%)       (0.50%)     (0.36%)     (0.10%)
 16. Portfolio turnover rate                                           99%           82%          105%        132%        130%
------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.67% in 2001, 0.66% in 2000, 0.70% in 1999, 0.75% in 1998 and
    0.78% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 22 Janus Aspen Series

CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                  Years ended December 31
                                                                  2001          2000         1999        1998      1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $26.79        $33.17      $19.94     $12.62      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                           0.22          0.43        0.12       0.01        0.05
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (6.01)        (6.43)       13.22       7.32        2.61
  4. Total from investment operations                              (5.79)        (6.00)       13.34       7.33        2.66
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                        (0.28)        (0.37)      (0.11)     (0.01)      (0.04)
  6. Distributions (from capital gains)                                --        (0.01)          --         --          --
  7. Total distributions                                           (0.28)        (0.38)      (0.11)     (0.01)      (0.04)
  8. NET ASSET VALUE, END OF PERIOD                                $20.72        $26.79      $33.17     $19.94      $12.62
  9. Total return*                                               (21.67%)      (18.18%)      67.00%     58.11%      26.60%
 10. Net assets, end of period (in thousands)                    $776,553    $1,010,497    $626,611    $74,187      $6,833
 11. Average net assets for the period (in thousands)            $855,499      $954,279    $257,422    $25,964      $2,632
 12. Ratio of gross expenses to average net assets**(2)             0.66%(3)      0.67%(3)    0.70%(3)   0.92%(3)    1.26%(3)
 13. Ratio of net expenses to average net assets**(4)               0.66%         0.67%       0.70%      0.91%       1.25%
 14. Ratio of net investment income to average net assets**         0.96%         1.60%       0.76%      0.27%       1.43%
 15. Portfolio turnover rate**                                        67%           41%         52%        91%        101%
---------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) May 1, 1997 (inception) through December 31, 1997.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 0.66% in 2001, 0.67% in 2000, 0.79% in 1999, 0.97% in 1998 and
    2.19% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of the corresponding retail fund (Janus Olympus Fund until May 1, 1999, Janus Twenty Fund thereafter).
(4) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  23

BALANCED PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years ended December 31
                                                                   2001          2000          1999         1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $24.31        $27.91        $22.50      $17.47      $14.77
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.65          0.64          0.59        0.39        0.34
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    (1.78)        (1.22)          5.38        5.51        2.89
  4. Total from investment operations                               (1.13)        (0.58)          5.97        5.90        3.23
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.61)        (0.69)        (0.56)      (0.38)      (0.35)
  6. Distributions (from capital gains)                                 --        (2.31)            --      (0.49)      (0.18)
  7. Tax return of capital distributions                                --        (0.02)            --          --          --
  8. Total distributions                                            (0.61)        (3.02)        (0.56)      (0.87)      (0.53)
  9. NET ASSET VALUE, END OF PERIOD                                 $22.57        $24.31        $27.91      $22.50      $17.47
 10. Total return                                                  (4.66%)       (2.27%)        26.76%      34.28%      22.10%
 11. Net assets, end of period (in thousands)                   $3,425,664    $3,352,381    $2,453,079    $882,495    $362,409
 12. Average net assets for the period (in thousands)           $3,361,832    $3,020,072    $1,583,635    $555,002    $176,432
 13. Ratio of gross expenses to average net assets(1)                0.66%(2)      0.66%(2)      0.69%(2)    0.74%(2)    0.83%(2)
 14. Ratio of net expenses to average net assets(3)                  0.66%         0.66%         0.69%       0.74%       0.82%
 15. Ratio of net investment income to average net assets            2.89%         3.15%         2.86%       2.41%       2.87%
 16. Portfolio turnover rate                                          114%           72%           92%         70%        139%
------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.66% in 2001, 0.66% in 2000, 0.69% in 1999, 0.74% in 1998 and
    0.83% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 24 Janus Aspen Series

WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Years ended December 31
                                                                  2001          2000          1999          1998          1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $36.98        $47.75        $29.09        $23.39        $19.44
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                           0.24          0.11          0.07          0.16          0.16
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (8.53)        (7.03)         18.65          6.59          4.14
  4. Total from investment operations                              (8.29)        (6.92)         18.72          6.75          4.30
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                        (0.15)        (0.19)        (0.06)        (0.18)        (0.19)
  6. Distributions (from capital gains)                                --        (3.52)            --        (0.87)        (0.16)
  7. Tax return of capital distributions                               --        (0.14)            --            --            --
  8. Total distributions                                           (0.15)        (3.85)        (0.06)        (1.05)        (0.35)
  9. NET ASSET VALUE, END OF PERIOD                                $28.54        $36.98        $47.75        $29.09        $23.39
 10. Total return                                                (22.44%)      (15.67%)        64.45%        28.92%        22.15%
 11. Net assets, end of period (in thousands)                  $5,707,728    $7,704,163    $6,496,773    $2,890,375    $1,576,548
 12. Average net assets for the period (in thousands)          $6,387,010    $8,255,166    $3,862,773    $2,217,695    $1,148,951
 13. Ratio of gross expenses to average net assets(1)               0.69%(2)      0.69%(2)      0.71%(2)      0.72%(2)      0.74%(2)
 14. Ratio of net expenses to average net assets(3)                 0.69%         0.69%         0.71%         0.72%         0.74%
 15. Ratio of net investment income to average net assets           0.78%         0.52%         0.20%         0.64%         0.67%
 16. Portfolio turnover rate                                          82%           66%           67%           77%           80%
---------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.69% in 2001, 0.69% in 2000, 0.71% in 1999, 0.74% in 1998 and
    0.81% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  25

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

 26 Janus Aspen Series

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

                                                Glossary of investment terms  27

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or

 28 Janus Aspen Series
          upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For "naked" short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                                Glossary of investment terms  29

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). You may also obtain
                     reports and other information about
                     the Portfolios from the Electronic
                     Data Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                                  [JANUS LOGO]



                                        www.janus.com

                                        100 Fillmore Street
                                        Denver, CO
                                        80206-4928
                                        1-800-525-0020

                    Investment Company Act File No. 811-7736

                                                May 1, 2002



                                                Aggressive Growth Portfolio
                                                Capital Appreciation Portfolio
                                                International Growth Portfolio
                                                Worldwide Growth Portfolio
                                                Flexible Income Portfolio

                               JANUS ASPEN SERIES
                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    [JANUS LOGO]

                This prospectus describes five series (the "Portfolios") with a variety of investment objectives. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges or commissions. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Flexible Income Portfolio................................    8
                   Fees and expenses........................................   10
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................   11
                   Flexible Income Portfolio................................   12
                   General portfolio policies...............................   15
                   Risks for Equity Portfolios..............................   17
                   Risks for Flexible Income Portfolio......................   17
                   Risks Common to All Portfolios...........................   18
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   20
                   Management expenses......................................   21
                   Portfolio managers.......................................   22
                OTHER INFORMATION...........................................   24
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   25
                   Taxes....................................................   25
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   26
                   Purchases................................................   26
                   Redemptions..............................................   27
                   Excessive trading........................................   27
                   Shareholder communications...............................   27
                FINANCIAL HIGHLIGHTS........................................   28
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   33
                   Futures, options and other derivatives...................   35
                   Other investments, strategies and/or techniques..........   35
                EXPLANATION OF RATING CATEGORIES............................   37


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO seek long-term growth of capital.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. The Portfolios will notify you at least 60 days before making any changes to their objectives or principal investment policies. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          INTERNATIONAL GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries,

 2 Janus Aspen Series
          including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

          For purposes of International Growth Portfolio's 80% policy, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          INTERNATIONAL GROWTH PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO intend to operate as nondiversified portfolios. This means they may hold larger positions in a smaller number of securities than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  3

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

           AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31
                       16.33%            27.48%       7.95%        12.66%       34.26%      125.40%      (31.82%)     (39.45%)
                        1994              1995         1996         1997         1998         1999         2000         2001
                Best Quarter:  4th-1999  59.34%  Worst Quarter:  1st-2001  (32.12%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                        1 year     5 years       (9/13/93)
                Aggressive Growth Portfolio - Institutional Shares      (39.45%)    7.08%         12.51%
                S&P MidCap 400 Index*                                    (0.62%)   16.11%         15.59%
                                                                       --------------------------------------

           * The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 4 Janus Aspen Series

           CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31
                        58.11%                  67.00%                 (18.18%)                (21.67%)
                         1998                    1999                    2000                    2001
                Best Quarter:  4th-1999  41.77%  Worst Quarter:  3rd-2001  (18.70%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                         Since Inception
                                                                              1 year        (5/1/97)
                Capital Appreciation Portfolio - Institutional Shares         (21.67%)       17.73%
                S&P 500 Index*                                                (11.88%)        9.51%
                                                                             ---------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                          Risk return summary  5

           INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31
                       23.15%            34.71%        18.51%        17.23%        82.27%       (15.94%)      (23.23%)
                        1995              1996          1997          1998          1999          2000          2001
                Best Quarter:  4th-1999  58.48%  Worst Quarter:  3rd-2001  (20.38%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                        1 year     5 years       (5/2/94)
                International Growth Portfolio - Institutional Shares   (23.23%)   10.32%         13.47%
                Morgan Stanley Capital International EAFE(R) Index*     (21.44%)    0.89%          2.76%
                                                                       --------------------------------------

           * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

 6 Janus Aspen Series

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31
                        1.53%            27.37%       29.04%       22.15%       28.92%       64.45%      (15.67%)     (22.44%)
                        1994              1995         1996         1997         1998         1999         2000         2001
                Best Quarter:  4th-1999  42.24%  Worst Quarter:  3rd-2001  (20.49%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                        1 year     5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares       (22.44%)   11.12%         15.75%
                Morgan Stanley Capital International World Index*       (16.82%)    5.37%          7.91%
                                                                       --------------------------------------

           * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  7

FLEXIBLE INCOME PORTFOLIO

          Flexible Income Portfolio is designed for long-term investors who primarily seek total return.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME PORTFOLIO?

--------------------------------------------------------------------------------

          FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

          The Portfolio's Trustees may change this objective without a shareholder vote. The Portfolio will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change to the Portfolio's objective or principal investment policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME PORTFOLIO?

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that he looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, the Portfolio may invest without limit in foreign debt and equity securities.

          Flexible Income Portfolio invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME PORTFOLIO?

          Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

          The Portfolio invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Portfolio is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. In addition, default risk, the risk that an issuer will not be able to pay interest and principal when due, is a fundamental risk associated with the Portfolio.

          The Portfolio may invest to some extent in high-yield/high-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Portfolio may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

 8 Janus Aspen Series

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in Flexible Income Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the average annual returns for the Shares of the Portfolio for the periods indicated to a broad-based securities market index.

           FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31
                       (0.91%)           23.86%       9.19%        11.76%       9.11%        1.60%        6.25%        7.74%
                        1994              1995         1996         1997         1998         1999         2000         2001
                Best Quarter:  2nd-1995  6.71%  Worst Quarter:  2nd-1999  (1.21%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                         1 year    5 years       (9/13/93)
                Flexible Income Portfolio - Institutional Shares          7.74%     7.24%          8.14%
                Lehman Brothers Gov't/Credit Index*                       8.50%     7.37%          6.53%
                                                                         ------------------------------------

           * Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Flexible Income Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk return summary  9

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                                          Total Annual Fund
                                                                  Management    Other         Operating
                                                                     Fee       Expenses       Expenses*
    Aggressive Growth Portfolio                                     0.65%       0.02%            0.67%
    Capital Appreciation Portfolio                                  0.65%       0.01%            0.66%
    International Growth Portfolio                                  0.65%       0.06%            0.71%
    Worldwide Growth Portfolio                                      0.65%       0.04%            0.69%
    Flexible Income Portfolio                                       0.64%       0.03%            0.67%

--------------------------------------------------------------------------------
   * Expenses are based upon expenses for the year ended December 31, 2001.
     All expenses are shown without the effect of any expense offset arrangements.
--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Aggressive Growth Portfolio                                     $68       $214       $373        $835
    Capital Appreciation Portfolio                                  $67       $211       $368        $822
    International Growth Portfolio                                  $73       $227       $395        $883
    Worldwide Growth Portfolio                                      $70       $221       $384        $859
    Flexible Income Portfolio                                       $68       $214       $373        $835

 10 Janus Aspen Series

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Capital Appreciation Portfolio                            Janus Twenty Fund
                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  Flexible Income Portfolio                        Janus Flexible Income Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2001, they ranged from approximately $225 million to $10.5 billion.

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the

            Investment objectives, principal investment strategies and risks  11

          United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

          Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. The other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

FLEXIBLE INCOME PORTFOLIO

          This section takes a closer look at the investment objective of Flexible Income Portfolio, its principal investment strategies and certain risks of investing in Flexible Income Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

 12 Janus Aspen Series

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

The following questions and answers are designed to help you better understand Flexible Income Portfolio's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES FLEXIBLE INCOME PORTFOLIO MANAGE INTEREST RATE RISK?

          The portfolio manager may vary the average-weighted effective maturity of the Portfolio to reflect his analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the

            Investment objectives, principal investment strategies and risks 13 duration of bonds held by the Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

          A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

 14 Janus Aspen Series

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Portfolios may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - short sales (no more than 8% of a Portfolio's assets may be invested in "naked" short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          Flexible Income Portfolio invests primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk bonds and municipal obligations. To a lesser degree, Flexible Income Portfolio may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These securities may include:

          - common stocks

          - mortgage- and asset-backed securities

          - zero coupon, pay-in-kind and step coupon securities

            Investment objectives, principal investment strategies and risks  15

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Flexible Income Portfolio has historically had relatively high portfolio turnover due to the nature of the securities in which it invests. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

 16 Janus Aspen Series

RISKS FOR EQUITY PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES NONDIVERSIFICATION AFFECT THE RISK PROFILE OF AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. This gives the Portfolios more flexibility to focus their investments in the most attractive companies identified by the portfolio managers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of a Portfolio.

RISKS FOR FLEXIBLE INCOME PORTFOLIO

          Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

The following questions and answers are designed to help you better understand some of the risks of investing in Flexible Income Portfolio.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally

            Investment objectives, principal investment strategies and risks 17 considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

RISKS COMMON TO ALL PORTFOLIOS

The following questions and answers discuss risks that apply to all Portfolios.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is

 18 Janus Aspen Series
          more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

          Because Flexible Income Portfolio may invest a significant portion of its portfolio in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

3. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect.

4. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Equity Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

            Investment objectives, principal investment strategies and risks  19

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital Management LLC ("Janus Capital"), 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

 20 Janus Aspen Series

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay. New investment advisory agreements approved at a special meeting of the shareholders on January 31, 2002, that are the same in all material respects as the previous advisory agreements, became effective on April 3, 2002.

          The Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                                                                  Expense
                                                           Average Daily       Annual Rate         Limit
                                                            Net Assets         Percentage       Percentage
     Portfolios                                            of Portfolio            (%)              (%)
------------------------------------------------------------------------------------------------------------
     Aggressive Growth Portfolio                         All Asset Levels         0.65              N/A
     Capital Appreciation Portfolio
     International Growth Portfolio
     Worldwide Growth Portfolio
------------------------------------------------------------------------------------------------------------
                                                         First $300
     Flexible Income Portfolio                           Million                  0.65             1.00(1)
                                                         Over $300 Million        0.55
------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to limit the Portfolio's expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreement. The Portfolio's expenses without waivers are not expected to exceed the expense limit.

          For the year ended December 31, 2001, each Portfolio paid Janus Capital the following management fees based upon each Portfolio's average net assets: 0.65% for Aggressive Growth Portfolio, 0.65% for Capital Appreciation Portfolio, 0.65% for International Growth Portfolio, 0.65% for Worldwide Growth Portfolio and 0.64% for Flexible Income Portfolio.

                                                Management of the Portfolios  21

PORTFOLIO MANAGER

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of Worldwide Growth Portfolio, which he has co-managed since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Aggressive Growth Portfolio, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 to 2002. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio and Worldwide Growth Portfolio, each of which she has managed or co-managed since their inception. Ms. Hayes is also Portfolio Manager of other Janus accounts. She joined Janus Capital in 1987. She holds a Bachelor of Arts degree in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio, which he has co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Capital Appreciation Portfolio, which he has managed since its inception. Mr. Schoelzel is also Portfolio Manager of other Janus accounts.
            Mr. Schoelzel joined Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

 22 Janus Aspen Series

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Flexible
            Income Portfolio, which he has managed or co-managed since its inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the Portfolios  23

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of shares, one of which, the Institutional Shares, is offered pursuant to this prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares and Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or Service II Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 24 Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments at least annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June for all of the Portfolios.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Aggressive Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Aggressive Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  25

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios are not intended for excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Portfolio would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Portfolios may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on market timing, see "Excessive Trading" on the next page.

          Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

 26 Janus Aspen Series

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          Frequent trading into and out of a Portfolio can disrupt portfolio investment strategies and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios are not intended for market timing or excessive trading. The Portfolios and their agents reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio. The Portfolios may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Portfolio believes are made on behalf of market timers.

          The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your intermediary.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  27

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent years. Items 1 through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years ended December 31
                                                                   2001          2000          1999         1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $36.30        $59.70        $27.64      $20.55      $18.24
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                              --          0.01            --          --          --
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (14.32)       (17.08)         33.46        7.09        2.31
  4. Total from investment operations                              (14.32)       (17.07)         33.46        7.09        2.31
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                             --            --            --          --          --
  6. Distributions (from capital gains)                                 --        (4.58)        (1.40)          --          --
  7. Tax return of capital distributions                                --        (1.75)            --          --          --
  8. Total distributions                                                --        (6.33)        (1.40)          --          --
  9. NET ASSET VALUE, END OF PERIOD                                 $21.98        $36.30        $59.70      $27.64      $20.55
 10. Total return                                                 (39.45%)      (31.82%)       125.40%      34.26%      12.66%
 11. Net assets, end of period (in thousands)                   $2,104,733    $3,485,768    $3,319,619    $772,943    $508,198
 12. Average net assets for the period (in thousands)           $2,508,186    $4,409,584    $1,476,445    $576,444    $418,464
 13. Ratio of gross expenses to average net assets(1)                0.67%(2)      0.66%(2)      0.70%(2)    0.75%(2)    0.76%(2)
 14. Ratio of net expenses to average net assets(3)                  0.66%         0.66%         0.69%       0.75%       0.76%
 15. Ratio of net investment income to average net assets          (0.22%)       (0.42%)       (0.50%)     (0.36%)     (0.10%)
 16. Portfolio turnover rate                                           99%           82%          105%        132%        130%
------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.67% in 2001, 0.66% in 2000, 0.70% in 1999, 0.75% in 1998 and
    0.78% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 28 Janus Aspen Series

CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                  Years ended December 31
                                                                  2001          2000         1999        1998      1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $26.79        $33.17      $19.94     $12.62      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                           0.22          0.43        0.12       0.01        0.05
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (6.01)        (6.43)       13.22       7.32        2.61
  4. Total from investment operations                              (5.79)        (6.00)       13.34       7.33        2.66
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                        (0.28)        (0.37)      (0.11)     (0.01)      (0.04)
  6. Distributions (from capital gains)                                --        (0.01)          --         --          --
  7. Total distributions                                           (0.28)        (0.38)      (0.11)     (0.01)      (0.04)
  8. NET ASSET VALUE, END OF PERIOD                                $20.72        $26.79      $33.17     $19.94      $12.62
  9. Total return*                                               (21.67%)      (18.18%)      67.00%     58.11%      26.60%
 10. Net assets, end of period (in thousands)                    $776,553    $1,010,497    $626,611    $74,187      $6,833
 11. Average net assets for the period (in thousands)            $855,499      $954,279    $257,422    $25,964      $2,632
 12. Ratio of gross expenses to average net assets**(2)             0.66%(3)      0.67%(3)    0.70%(3)   0.92%(3)    1.26%(3)
 13. Ratio of net expenses to average net assets**(4)               0.66%         0.67%       0.70%      0.91%       1.25%
 14. Ratio of net investment income to average net assets**         0.96%         1.60%       0.76%      0.27%       1.43%
 15. Portfolio turnover rate**                                        67%           41%         52%        91%        101%
---------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) May 1, 1997 (inception) through December 31, 1997.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 0.66% in 2001, 0.67% in 2000, 0.79% in 1999, 0.97% in 1998 and
    2.19% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of the corresponding retail fund (Janus Olympus Fund until May 1, 1999, Janus Twenty Fund thereafter).
(4) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  29

INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                 Years ended December 31
                                                                  2001         2000         1999        1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $30.90        $38.67      $21.27      $18.48      $15.72
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.26          0.62        0.06        0.13        0.11
  3. Net gains or losses on securities (both realized and
     unrealized)                                                  (7.43)        (6.51)       17.40        3.07        2.80
  4. Total from investment operations                             (7.17)        (5.89)       17.46        3.20        2.91
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.26)        (0.63)      (0.06)      (0.14)      (0.11)
  6. Distributions (from capital gains)                               --        (0.91)          --      (0.27)      (0.04)
  7. Tax return of capital distributions                              --        (0.34)          --          --          --
  8. Total distributions                                          (0.26)        (1.88)      (0.06)      (0.41)      (0.15)
  9. NET ASSET VALUE, END OF PERIOD                               $23.47        $30.90      $38.67      $21.27      $18.48
 10. Total return                                               (23.23%)      (15.94%)      82.27%      17.23%      18.51%
 11. Net assets, end of period (in thousands)                   $869,983    $1,158,666    $810,392    $311,110    $161,091
 12. Average net assets for the period (in thousands)           $962,343    $1,214,163    $425,876    $234,421     $96,164
 13. Ratio of gross expenses to average net assets(1)              0.71%(2)      0.71%(2)    0.77%(2)    0.86%(2)    0.96%(2)
 14. Ratio of net expenses to average net assets(3)                0.71%         0.71%       0.76%       0.86%       0.96%
 15. Ratio of net investment income to average net assets          0.95%         1.88%       0.26%       0.73%       0.70%
 16. Portfolio turnover rate                                         65%           67%         80%         93%         86%
--------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.71% in 2001, 0.71% in 2000, 0.84% in 1999, 0.95% in 1998 and
    1.08% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(3) The expense ratio reflects expenses after any offset arrangements.

 30 Janus Aspen Series

WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Years ended December 31
                                                                  2001          2000          1999          1998          1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $36.98        $47.75        $29.09        $23.39        $19.44
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                           0.24          0.11          0.07          0.16          0.16
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (8.53)        (7.03)         18.65          6.59          4.14
  4. Total from investment operations                              (8.29)        (6.92)         18.72          6.75          4.30
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                        (0.15)        (0.19)        (0.06)        (0.18)        (0.19)
  6. Distributions (from capital gains)                                --        (3.52)            --        (0.87)        (0.16)
  7. Tax return of capital distributions                               --        (0.14)            --            --            --
  8. Total distributions                                           (0.15)        (3.85)        (0.06)        (1.05)        (0.35)
  9. NET ASSET VALUE, END OF PERIOD                                $28.54        $36.98        $47.75        $29.09        $23.39
 10. Total return                                                (22.44%)      (15.67%)        64.45%        28.92%        22.15%
 11. Net assets, end of period (in thousands)                  $5,707,728    $7,704,163    $6,496,773    $2,890,375    $1,576,548
 12. Average net assets for the period (in thousands)          $6,387,010    $8,255,166    $3,862,773    $2,217,695    $1,148,951
 13. Ratio of gross expenses to average net assets(1)               0.69%(2)      0.69%(2)      0.71%(2)      0.72%(2)      0.74%(2)
 14. Ratio of net expenses to average net assets(3)                 0.69%         0.69%         0.71%         0.72%         0.74%
 15. Ratio of net investment income to average net assets           0.78%         0.52%         0.20%         0.64%         0.67%
 16. Portfolio turnover rate                                          82%           66%           67%           77%           80%
---------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.69% in 2001, 0.69% in 2000, 0.71% in 1999, 0.74% in 1998 and
    0.81% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  31

FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                                Years ended December 31
                                                                  2001        2000        1999        1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $11.46      $11.41      $12.05      $11.78     $11.24
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.61        0.72        0.76        0.64       0.67
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    0.26      (0.02)      (0.58)        0.41       0.62
  4. Total from investment operations                               0.87        0.70        0.18        1.05       1.29
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.67)      (0.65)      (0.75)      (0.67)     (0.64)
  6. Distributions (from capital gains)                               --          --      (0.07)      (0.11)     (0.11)
  7. Total distributions                                          (0.67)      (0.65)      (0.82)      (0.78)     (0.75)
  8. NET ASSET VALUE, END OF PERIOD                               $11.66      $11.46      $11.41      $12.05     $11.78
  9. Total return                                                  7.74%       6.25%       1.60%       9.11%     11.76%
 10. Net assets, end of period (in thousands)                   $387,509    $242,401    $186,681    $129,582    $54,098
 11. Average net assets for the period (in thousands)           $317,156    $206,242    $161,459     $86,627    $36,547
 12. Ratio of gross expenses to average net assets(1)              0.67%(2)    0.76%(2)    0.72%(2)    0.73%(2)   0.75%(2)
 13. Ratio of net expenses to average net assets(3)                0.67%       0.76%       0.72%       0.73%      0.75%
 14. Ratio of net investment income to average net assets          5.87%       7.02%       6.99%       6.36%      6.90%
 15. Portfolio turnover rate                                        308%        202%        116%        145%       119%
------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.67% in 2001, 0.76% in 2000, 0.72% in 1999, 0.73% in 1998 and
    0.75% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Flexible Income Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 32 Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

                                                Glossary of investment terms  33

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher

 34 Janus Aspen Series
          than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk

                                                Glossary of investment terms  35
          of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For "naked" short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 36 Janus Aspen Series

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

                                            Explanation of rating categories  37

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

 38 Janus Aspen Series

SECURITIES HOLDINGS BY RATING CATEGORY

          During the year ended December 31, 2001, the percentage of securities holdings for Flexible Income Portfolio by rating category based upon a weighted monthly average was:

                FLEXIBLE INCOME PORTFOLIO
                ----------------------------------------------------------------------------------------
                    BONDS-S&P RATING:
                 AAA                                                                       33%
                 AA                                                                         6%
                 A                                                                         11%
                 BBB                                                                       29%
                 BB                                                                         9%
                 B                                                                          4%
                 CCC                                                                        0%
                 CC                                                                         0%
                 C                                                                          0%
                 Not Rated                                                                  1%
                 Preferred Stock                                                            0%
                 Cash and Options                                                           7%
                 TOTAL                                                                    100%
                ----------------------------------------------------------------------------------------

          No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the year ended December 31, 2001.

                                            Explanation of rating categories  39

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). You may also obtain
                     reports and other information about
                     the Portfolios from the Electronic
                     Data Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                                  [JANUS LOGO]
                                        www.janus.com

                                        100 Fillmore Street
                                        Denver, CO
                                        80206-4928
                                        1-800-525-0020

                    Investment Company Act File No. 811-7736

                                                May 1, 2002



                                                Growth Portfolio
                                                Balanced Portfolio
                                                International Growth Portfolio
                                                Worldwide Growth Portfolio

                               JANUS ASPEN SERIES
                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    [JANUS LOGO]

                This prospectus describes four series (the "Portfolios") with a variety of investment objectives. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges or commissions. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Fees and expenses........................................    8
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................    9
                   General portfolio policies...............................   12
                   Risks....................................................   14
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   16
                   Management expenses......................................   16
                   Portfolio managers.......................................   17
                OTHER INFORMATION...........................................   18
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   19
                   Taxes....................................................   19
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   20
                   Purchases................................................   20
                   Redemptions..............................................   21
                   Excessive trading........................................   21
                   Shareholder communications...............................   21
                FINANCIAL HIGHLIGHTS........................................   22
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   26
                   Futures, options and other derivatives...................   28
                   Other investments, strategies and/or techniques..........   28


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Balanced Portfolio may also emphasize some degree of income, it is not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?
--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. The Portfolios will notify you at least 60 days before making any changes to their objectives or principal investment policies. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income senior securities.

          INTERNATIONAL GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the

 2 Janus Aspen Series

          Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

          For purposes of International Growth Portfolio's 80% policy, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          The income component of BALANCED PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          INTERNATIONAL GROWTH PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  3

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

           GROWTH PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31
                        2.76%            30.17%       18.45%       22.75%       35.66%       43.98%      (14.55%)     (24.73%)
                        1994              1995         1996         1997         1998         1999         2000         2001
                Best Quarter:  4th-1998  27.71%  Worst Quarter:  3rd-2001  (24.79%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                        1 year     5 years       (9/13/93)
                Growth Portfolio - Institutional Shares                 (24.73%)    9.05%         11.83%
                S&P 500 Index*                                          (11.88%)   10.70%         13.70%
                                                                       --------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 4 Janus Aspen Series

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31
                        0.84%            24.79%       16.18%       22.10%       34.28%       26.76%      (2.27%)      (4.66%)
                        1994              1995         1996         1997         1998         1999         2000         2001
                Best Quarter:  4th-1998  20.32%  Worst Quarter:  3rd-2001  (5.87%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                        1 year     5 years       (9/13/93)
                Balanced Portfolio - Institutional Shares                (4.66%)   14.13%         14.31%
                S&P 500 Index*                                          (11.88%)   10.70%         13.70%
                Lehman Brothers Gov't/Credit Index**                      8.50%     7.37%          6.53%
                                                                        -------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks,
             a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                                          Risk return summary  5

           INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31
                       23.15%            34.71%        18.51%        17.23%        82.27%       (15.94%)      (23.23%)
                        1995              1996          1997          1998          1999          2000          2001
                Best Quarter:  4th-1999  58.48%  Worst Quarter:  3rd-2001  (20.38%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                        1 year     5 years       (5/2/94)
                International Growth Portfolio - Institutional Shares   (23.23%)   10.32%         13.47%
                Morgan Stanley Capital International EAFE(R) Index*     (21.44%)    0.89%          2.76%
                                                                       --------------------------------------

           * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

 6 Janus Aspen Series

           WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

                Annual returns for periods ended 12/31
                        1.53%            27.37%       29.04%       22.15%       28.92%       64.45%      (15.67%)     (22.44%)
                        1994              1995         1996         1997         1998         1999         2000         2001
                Best Quarter:  4th-1999  42.24%  Worst Quarter:  3rd-2001  (20.49%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                              Since Inception
                                                                        1 year     5 years       (9/13/93)
                Worldwide Growth Portfolio - Institutional Shares       (22.44%)   11.12%         15.75%
                Morgan Stanley Capital International World Index*       (16.82%)    5.37%          7.91%
                                                                       --------------------------------------

           * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  7

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                                          Total Annual Fund
                                                                  Management    Other         Operating
                                                                     Fee       Expenses       Expenses*
    Growth Portfolio                                                0.65%       0.01%            0.66%
    Balanced Portfolio                                              0.65%       0.01%            0.66%
    International Growth Portfolio                                  0.65%       0.06%            0.71%
    Worldwide Growth Portfolio                                      0.65%       0.04%            0.69%

--------------------------------------------------------------------------------
   * Expenses are based upon expenses for the year ended December 31, 2001.
     All expenses are shown without the effect of any expense offset arrangements.
--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                                $67       $211       $368        $822
    Balanced Portfolio                                              $67       $211       $368        $822
    International Growth Portfolio                                  $73       $227       $395        $883
    Worldwide Growth Portfolio                                      $70       $221       $384        $859

 8 Janus Aspen Series

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

             Investment objectives, principal investment strategies and risks  9

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

          Balanced Portfolio may emphasize some degree of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The growth component of the Portfolio is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

 10 Janus Aspen Series

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio's holdings will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

7. HOW DO INTEREST RATES AFFECT THE VALUE OF MY BALANCED PORTFOLIO INVESTMENT?

          The income component of Balanced Portfolio's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

            Investment objectives, principal investment strategies and risks  11

GENERAL PORTFOLIO POLICIES

          The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Portfolios may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - short sales (no more than 8% of a Portfolio's assets may be invested in "naked" short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign

 12 Janus Aspen Series
          currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

            Investment objectives, principal investment strategies and risks  13

RISKS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

 14 Janus Aspen Series

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

4. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect.

5. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Equity Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

            Investment objectives, principal investment strategies and risks  15

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital Management LLC ("Janus Capital"), 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay. New investment advisory agreements approved at a special meeting of the shareholders on January 31, 2002, that are the same in all material respects as the previous advisory agreements, became effective on April 3, 2002.

          The Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                                     Average Daily       Annual Rate
                                                                      Net Assets         Percentage
     Portfolios                                                      of Portfolio            (%)
-----------------------------------------------------------------------------------------------------
     Growth Portfolio                                              All Asset Levels         0.65
     Balanced Portfolio
     International Growth Portfolio
     Worldwide Growth Portfolio
-----------------------------------------------------------------------------------------------------

          For the year ended December 31, 2001, each Portfolio paid Janus Capital the following management fees based upon each Portfolio's average net assets: 0.65% for Growth Portfolio, 0.65% for Balanced Portfolio, 0.65% for International Growth Portfolio and 0.65% for Worldwide Growth Portfolio.

 16 Janus Aspen Series

PORTFOLIO MANAGER

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of Worldwide Growth Portfolio, which he has co-managed since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio and Worldwide Growth Portfolio, each of which she has managed or co-managed since their inception. Ms. Hayes is also Portfolio Manager of other Janus accounts. She joined Janus Capital in 1987. She holds a Bachelor of Arts degree in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio, which he has co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Balanced Portfolio and Core Equity Portfolio, each of which she has managed since January 2000. Ms. Reidy is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst. She holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Growth Portfolio, which he has managed since January 2000. He previously served as Executive Vice President and Portfolio Manager of
            Equity Income Portfolio from its inception to December 1999 and Balanced Portfolio from May 1996 to December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the Portfolios  17

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of shares, one of which, the Institutional Shares, is offered pursuant to this prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares and Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or Service II Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 18 Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments at least annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June for all of the Portfolios.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  19

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios are not intended for excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Portfolio would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Portfolios may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on market timing, see "Excessive Trading" on the next page.

          Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

 20 Janus Aspen Series

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          Frequent trading into and out of a Portfolio can disrupt portfolio investment strategies and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios are not intended for market timing or excessive trading. The Portfolios and their agents reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio. The Portfolios may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Portfolio believes are made on behalf of market timers.

          The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your intermediary.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  21

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent years. Items 1 through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                   2001          2000          1999          1998          1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $26.48        $33.65        $23.54         $18.48      $15.51
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.02          0.05          0.07           0.05        0.15
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    (6.56)        (4.59)         10.24           6.36        3.34
  4. Total from investment operations                               (6.54)        (4.54)         10.31           6.41        3.49
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.01)        (0.06)        (0.06)         (0.05)      (0.15)
  6. Distributions (from capital gains)                             (0.04)        (2.57)        (0.14)         (1.30)      (0.37)
  7. Total distributions                                            (0.05)        (2.63)        (0.20)         (1.35)      (0.52)
  8. NET ASSET VALUE, END OF PERIOD                                 $19.89        $26.48        $33.65         $23.54      $18.48
  9. Total return                                                 (24.73%)      (14.55%)        43.98%         35.66%      22.75%
 10. Net assets, end of period (in thousands)                   $2,490,954    $3,529,807    $2,942,649     $1,103,549    $608,281
 11. Average net assets for the period (in thousands)           $2,911,331    $3,734,449    $1,775,373       $789,454    $477,914
 12. Ratio of gross expenses to average net assets(1)                0.66%(2)      0.67%(2)      0.67%(2)       0.68%(2)    0.70%(2)
 13. Ratio of net expenses to average net assets(3)                  0.66%         0.67%         0.67%          0.68%       0.69%
 14. Ratio of net investment income to average net assets            0.07%         0.19%         0.30%          0.26%       0.91%
 15. Portfolio turnover rate                                           48%           47%           53%            73%        122%
---------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.66% in 2001, 0.67% in 2000, 0.69% in 1999, 0.75% in 1998 and
    0.78% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 22 Janus Aspen Series

BALANCED PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years ended December 31
                                                                   2001          2000          1999         1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $24.31        $27.91        $22.50      $17.47      $14.77
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.65          0.64          0.59        0.39        0.34
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    (1.78)        (1.22)          5.38        5.51        2.89
  4. Total from investment operations                               (1.13)        (0.58)          5.97        5.90        3.23
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.61)        (0.69)        (0.56)      (0.38)      (0.35)
  6. Distributions (from capital gains)                                 --        (2.31)            --      (0.49)      (0.18)
  7. Tax return of capital distributions                                --        (0.02)            --          --          --
  8. Total distributions                                            (0.61)        (3.02)        (0.56)      (0.87)      (0.53)
  9. NET ASSET VALUE, END OF PERIOD                                 $22.57        $24.31        $27.91      $22.50      $17.47
 10. Total return                                                  (4.66%)       (2.27%)        26.76%      34.28%      22.10%
 11. Net assets, end of period (in thousands)                   $3,425,664    $3,352,381    $2,453,079    $882,495    $362,409
 12. Average net assets for the period (in thousands)           $3,361,832    $3,020,072    $1,583,635    $555,002    $176,432
 13. Ratio of gross expenses to average net assets(1)                0.66%(2)      0.66%(2)      0.69%(2)    0.74%(2)    0.83%(2)
 14. Ratio of net expenses to average net assets(3)                  0.66%         0.66%         0.69%       0.74%       0.82%
 15. Ratio of net investment income to average net assets            2.89%         3.15%         2.86%       2.41%       2.87%
 16. Portfolio turnover rate                                          114%           72%           92%         70%        139%
------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.66% in 2001, 0.66% in 2000, 0.69% in 1999, 0.74% in 1998 and
    0.83% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  23

INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                 Years ended December 31
                                                                  2001         2000         1999        1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $30.90        $38.67      $21.27      $18.48      $15.72
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.26          0.62        0.06        0.13        0.11
  3. Net gains or losses on securities (both realized and
     unrealized)                                                  (7.43)        (6.51)       17.40        3.07        2.80
  4. Total from investment operations                             (7.17)        (5.89)       17.46        3.20        2.91
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.26)        (0.63)      (0.06)      (0.14)      (0.11)
  6. Distributions (from capital gains)                               --        (0.91)          --      (0.27)      (0.04)
  7. Tax return of capital distributions                              --        (0.34)          --          --          --
  8. Total distributions                                          (0.26)        (1.88)      (0.06)      (0.41)      (0.15)
  9. NET ASSET VALUE, END OF PERIOD                               $23.47        $30.90      $38.67      $21.27      $18.48
 10. Total return                                               (23.23%)      (15.94%)      82.27%      17.23%      18.51%
 11. Net assets, end of period (in thousands)                   $869,983    $1,158,666    $810,392    $311,110    $161,091
 12. Average net assets for the period (in thousands)           $962,343    $1,214,163    $425,876    $234,421     $96,164
 13. Ratio of gross expenses to average net assets(1)              0.71%(2)      0.71%(2)    0.77%(2)    0.86%(2)    0.96%(2)
 14. Ratio of net expenses to average net assets(3)                0.71%         0.71%       0.76%       0.86%       0.96%
 15. Ratio of net investment income to average net assets          0.95%         1.88%       0.26%       0.73%       0.70%
 16. Portfolio turnover rate                                         65%           67%         80%         93%         86%
--------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.71% in 2001, 0.71% in 2000, 0.84% in 1999, 0.95% in 1998 and
    1.08% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(3) The expense ratio reflects expenses after any offset arrangements.

 24 Janus Aspen Series

WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Years ended December 31
                                                                  2001          2000          1999          1998          1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $36.98        $47.75        $29.09        $23.39        $19.44
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                           0.24          0.11          0.07          0.16          0.16
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (8.53)        (7.03)         18.65          6.59          4.14
  4. Total from investment operations                              (8.29)        (6.92)         18.72          6.75          4.30
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                        (0.15)        (0.19)        (0.06)        (0.18)        (0.19)
  6. Distributions (from capital gains)                                --        (3.52)            --        (0.87)        (0.16)
  7. Tax return of capital distributions                               --        (0.14)            --            --            --
  8. Total distributions                                           (0.15)        (3.85)        (0.06)        (1.05)        (0.35)
  9. NET ASSET VALUE, END OF PERIOD                                $28.54        $36.98        $47.75        $29.09        $23.39
 10. Total return                                                (22.44%)      (15.67%)        64.45%        28.92%        22.15%
 11. Net assets, end of period (in thousands)                  $5,707,728    $7,704,163    $6,496,773    $2,890,375    $1,576,548
 12. Average net assets for the period (in thousands)          $6,387,010    $8,255,166    $3,862,773    $2,217,695    $1,148,951
 13. Ratio of gross expenses to average net assets(1)               0.69%(2)      0.69%(2)      0.71%(2)      0.72%(2)      0.74%(2)
 14. Ratio of net expenses to average net assets(3)                 0.69%         0.69%         0.71%         0.72%         0.74%
 15. Ratio of net investment income to average net assets           0.78%         0.52%         0.20%         0.64%         0.67%
 16. Portfolio turnover rate                                          82%           66%           67%           77%           80%
---------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.69% in 2001, 0.69% in 2000, 0.71% in 1999, 0.74% in 1998 and
    0.81% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  25

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain

 26 Janus Aspen Series
          amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

                                                Glossary of investment terms  27

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

 28 Janus Aspen Series

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For "naked" short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                                Glossary of investment terms  29

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). You may also obtain
                     reports and other information about
                     the Portfolios from the Electronic
                     Data Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                                  [JANUS LOGO]

                                        www.janus.com

                                        100 Fillmore Street
                                        Denver, CO 80206-4928
                                        1-800-525-0020

                    Investment Company Act File No. 811-7736

                                                May 1, 2002

                                                Growth Portfolio
                                                Aggressive Growth Portfolio
                                                Growth and Income Portfolio
                                                International Growth Portfolio
                                                Worldwide Growth Portfolio

                               JANUS ASPEN SERIES
                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    [JANUS LOGO]

                This prospectus describes five series (the "Portfolios") with a variety of investment objectives. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges or commissions. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Fees and expenses........................................    9
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................   10
                   General portfolio policies...............................   13
                   Risks....................................................   15
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   17
                   Management expenses......................................   17
                   Portfolio managers.......................................   18
                OTHER INFORMATION...........................................   20
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   21
                   Taxes....................................................   21
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   22
                   Purchases................................................   22
                   Redemptions..............................................   23
                   Excessive trading........................................   23
                   Shareholder communications...............................   23
                FINANCIAL HIGHLIGHTS........................................   24
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   29
                   Futures, options and other derivatives...................   31
                   Other investments, strategies and/or techniques..........   31


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Growth and Income Portfolio may also emphasize some degree of income, it is not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital.

          - GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. The Portfolios will notify you at least 60 days before making any changes to their objectives or principal investment policies. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          GROWTH AND INCOME PORTFOLIO normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

 2 Janus Aspen Series

          INTERNATIONAL GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

          For purposes of International Growth Portfolio's 80% policy, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          The income component of GROWTH AND INCOME PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          INTERNATIONAL GROWTH PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO intends to operate as a nondiversified portfolio. This means it may hold larger positions in a smaller number of securities than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  3

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

          GROWTH PORTFOLIO - INSTITUTIONAL SHARES

          Annual returns for periods ended 12/31

                  2.76%            30.17%       18.45%       22.75%       35.66%       43.98%      (14.55%)     (24.73%)
                  1994              1995         1996         1997         1998         1999         2000         2001

          Best Quarter:  4th-1998  27.71%  Worst Quarter:  3rd-2001  (24.79%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                        Since Inception
                                                                  1 year     5 years       (9/13/93)
          Growth Portfolio - Institutional Shares                 (24.73%)    9.05%         11.83%
          S&P 500 Index*                                          (11.88%)   10.70%         13.70%
                                                                       --------------------------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 4 Janus Aspen Series

          AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

          Annual returns for periods ended 12/31

                 16.33%            27.48%       7.95%        12.66%       34.26%      125.40%      (31.82%)     (39.45%)
                  1994              1995         1996         1997         1998         1999         2000         2001

          Best Quarter:  4th-1999  59.34%  Worst Quarter:  1st-2001  (32.12%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                        Since Inception
                                                                  1 year     5 years       (9/13/93)
          Aggressive Growth Portfolio - Institutional Shares      (39.45%)    7.08%         12.51%
          S&P MidCap 400 Index*                                    (0.62%)   16.11%         15.59%
                                                                 --------------------------------------

          * The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

                                                          Risk return summary  5

          GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES

          Annual returns for periods ended 12/31

                      74.04%                        (14.10%)                       (13.37%)
                       1999                           2000                           2001

          Best Quarter:  4th-1999  38.39%  Worst Quarter:  3rd-2001  (15.32%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                   Since Inception
                                                                        1 year        (5/1/98)
          Growth and Income Portfolio - Institutional Shares           (13.37%)        12.72%
          S&P 500 Index*                                               (11.88%)         2.20%
                                                                       ---------------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 6 Janus Aspen Series

          INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

          Annual returns for periods ended 12/31

                 23.15%            34.71%        18.51%        17.23%        82.27%       (15.94%)      (23.23%)
                  1995              1996          1997          1998          1999          2000          2001

          Best Quarter:  4th-1999  58.48%  Worst Quarter:  3rd-2001  (20.38%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                        Since Inception
                                                                  1 year     5 years       (5/2/94)
          International Growth Portfolio - Institutional Shares   (23.23%)   10.32%         13.47%
          Morgan Stanley Capital International EAFE(R) Index*     (21.44%)    0.89%          2.76%
                                                                 --------------------------------------

          * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

                                                          Risk return summary  7

          WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

          Annual returns for periods ended 12/31

                  1.53%            27.37%       29.04%       22.15%       28.92%       64.45%      (15.67%)     (22.44%)
                  1994              1995         1996         1997         1998         1999         2000         2001

          Best Quarter:  4th-1999  42.24%  Worst Quarter:  3rd-2001  (20.49%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                        Since Inception
                                                                  1 year     5 years       (9/13/93)
          Worldwide Growth Portfolio - Institutional Shares       (22.44%)   11.12%         15.75%
          Morgan Stanley Capital International World Index*       (16.82%)    5.37%          7.91%
                                                                 --------------------------------------

          * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

 8 Janus Aspen Series

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                                          Total Annual Fund
                                                                  Management    Other         Operating
                                                                     Fee       Expenses       Expenses*
    Growth Portfolio                                                0.65%       0.01%            0.66%
    Aggressive Growth Portfolio                                     0.65%       0.02%            0.67%
    Growth and Income Portfolio                                     0.65%       0.05%            0.70%
    International Growth Portfolio                                  0.65%       0.06%            0.71%
    Worldwide Growth Portfolio                                      0.65%       0.04%            0.69%

--------------------------------------------------------------------------------
   * Expenses are based upon expenses for the year ended December 31, 2001.
     All expenses are shown without the effect of any expense offset arrangements.
--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                                $67       $211       $368        $822
    Aggressive Growth Portfolio                                     $68       $214       $373        $835
    Growth and Income Portfolio                                     $72       $224       $390        $871
    International Growth Portfolio                                  $73       $227       $395        $883
    Worldwide Growth Portfolio                                      $70       $221       $384        $859

                                                          Risk return summary  9

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Growth and Income Portfolio                    Janus Growth and Income Fund
                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2001, they ranged from approximately $225 million to $10.5 billion.

          GROWTH AND INCOME PORTFOLIO
          Growth and Income Portfolio seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income

 10 Janus Aspen Series
          component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.

GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

          Growth and Income Portfolio may emphasize some degree of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives. In the case of Growth and Income Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

            Investment objectives, principal investment strategies and risks  11

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. The other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          Growth and Income Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          The growth component of the Portfolio is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          The income component of Growth and Income Portfolio's holdings will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

7. HOW DO INTEREST RATES AFFECT THE VALUE OF MY GROWTH AND INCOME PORTFOLIO INVESTMENT?

          The income component of Growth and Income Portfolio's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

 12 Janus Aspen Series

GENERAL PORTFOLIO POLICIES

          The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Portfolios may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - short sales (no more than 8% of a Portfolio's assets may be invested in "naked" short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign

            Investment objectives, principal investment strategies and risks 13 currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

 14 Janus Aspen Series

RISKS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES NONDIVERSIFICATION AFFECT THE RISK PROFILE OF AGGRESSIVE GROWTH PORTFOLIO?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. This gives the Portfolio more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

            Investment objectives, principal investment strategies and risks  15

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect.

6. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Equity Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

 16 Janus Aspen Series

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital Management LLC ("Janus Capital"), 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay. New investment advisory agreements approved at a special meeting of the shareholders on January 31, 2002, that are the same in all material respects as the previous advisory agreements, became effective on April 3, 2002.

          The Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                                     Average Daily       Annual Rate
                                                                      Net Assets         Percentage
     Portfolios                                                      of Portfolio            (%)
-----------------------------------------------------------------------------------------------------
     Growth Portfolio                                              All Asset Levels         0.65
     Aggressive Growth Portfolio
     Growth and Income Portfolio
     International Growth Portfolio
     Worldwide Growth Portfolio
-----------------------------------------------------------------------------------------------------

          For the year ended December 31, 2001, each Portfolio paid Janus Capital the following management fees based upon each Portfolio's average net assets: 0.65% for Growth Portfolio, 0.65% for Aggressive Growth Portfolio, 0.65% for Growth and Income Portfolio, 0.65% for International Growth Portfolio and 0.65% for Worldwide Growth Portfolio.

                                                Management of the Portfolios  17

PORTFOLIO MANAGER

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of Worldwide Growth Portfolio, which he has co-managed since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Aggressive Growth Portfolio, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 to 2002. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

DAVID J. CORKINS
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Growth and Income Portfolio, which he has managed since its inception. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master of Business Administration degree from Columbia University in 1993.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio and Worldwide Growth Portfolio, each of which she has managed or co-managed since their inception. Ms. Hayes is also Portfolio Manager of other Janus accounts. She joined Janus Capital in 1987. She holds a Bachelor of Arts degree in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio, which he has co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

 18 Janus Aspen Series

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Growth Portfolio, which he has managed since January 2000. He previously served as Executive Vice President and Portfolio Manager of
            Equity Income Portfolio from its inception to December 1999 and Balanced Portfolio from May 1996 to December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the Portfolios  19

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of shares, one of which, the Institutional Shares, is offered pursuant to this prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares and Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or Service II Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 20 Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments at least annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June for all of the Portfolios.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  21

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios are not intended for excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Portfolio would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Portfolios may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on market timing, see "Excessive Trading" on the next page.

          Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

 22 Janus Aspen Series

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          Frequent trading into and out of a Portfolio can disrupt portfolio investment strategies and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios are not intended for market timing or excessive trading. The Portfolios and their agents reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio. The Portfolios may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Portfolio believes are made on behalf of market timers.

          The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your intermediary.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  23

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent years or the life of the Portfolio if less than five years. Items 1 through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                   2001          2000          1999          1998          1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $26.48        $33.65        $23.54         $18.48      $15.51
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.02          0.05          0.07           0.05        0.15
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    (6.56)        (4.59)         10.24           6.36        3.34
  4. Total from investment operations                               (6.54)        (4.54)         10.31           6.41        3.49
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.01)        (0.06)        (0.06)         (0.05)      (0.15)
  6. Distributions (from capital gains)                             (0.04)        (2.57)        (0.14)         (1.30)      (0.37)
  7. Total distributions                                            (0.05)        (2.63)        (0.20)         (1.35)      (0.52)
  8. NET ASSET VALUE, END OF PERIOD                                 $19.89        $26.48        $33.65         $23.54      $18.48
  9. Total return                                                 (24.73%)      (14.55%)        43.98%         35.66%      22.75%
 10. Net assets, end of period (in thousands)                   $2,490,954    $3,529,807    $2,942,649     $1,103,549    $608,281
 11. Average net assets for the period (in thousands)           $2,911,331    $3,734,449    $1,775,373       $789,454    $477,914
 12. Ratio of gross expenses to average net assets(1)                0.66%(2)      0.67%(2)      0.67%(2)       0.68%(2)    0.70%(2)
 13. Ratio of net expenses to average net assets(3)                  0.66%         0.67%         0.67%          0.68%       0.69%
 14. Ratio of net investment income to average net assets            0.07%         0.19%         0.30%          0.26%       0.91%
 15. Portfolio turnover rate                                           48%           47%           53%            73%        122%
---------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.66% in 2001, 0.67% in 2000, 0.69% in 1999, 0.75% in 1998 and
    0.78% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 24 Janus Aspen Series

AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years ended December 31
                                                                   2001          2000          1999         1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $36.30        $59.70        $27.64      $20.55      $18.24
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                              --          0.01            --          --          --
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (14.32)       (17.08)         33.46        7.09        2.31
  4. Total from investment operations                              (14.32)       (17.07)         33.46        7.09        2.31
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                             --            --            --          --          --
  6. Distributions (from capital gains)                                 --        (4.58)        (1.40)          --          --
  7. Tax return of capital distributions                                --        (1.75)            --          --          --
  8. Total distributions                                                --        (6.33)        (1.40)          --          --
  9. NET ASSET VALUE, END OF PERIOD                                 $21.98        $36.30        $59.70      $27.64      $20.55
 10. Total return                                                 (39.45%)      (31.82%)       125.40%      34.26%      12.66%
 11. Net assets, end of period (in thousands)                   $2,104,733    $3,485,768    $3,319,619    $772,943    $508,198
 12. Average net assets for the period (in thousands)           $2,508,186    $4,409,584    $1,476,445    $576,444    $418,464
 13. Ratio of gross expenses to average net assets(1)                0.67%(2)      0.66%(2)      0.70%(2)    0.75%(2)    0.76%(2)
 14. Ratio of net expenses to average net assets(3)                  0.66%         0.66%         0.69%       0.75%       0.76%
 15. Ratio of net investment income to average net assets          (0.22%)       (0.42%)       (0.50%)     (0.36%)     (0.10%)
 16. Portfolio turnover rate                                           99%           82%          105%        132%        130%
------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.67% in 2001, 0.66% in 2000, 0.70% in 1999, 0.75% in 1998 and
    0.78% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  25

GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------
                                                                          Years ended December 31
                                                                  2001        2000        1999      1998(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $17.41      $20.77      $11.96     $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.20        0.19        0.04       0.02
  3. Net gains or losses on securities (both realized and
     unrealized)                                                  (2.52)      (3.08)        8.81       1.96
  4. Total from investment operations                             (2.32)      (2.89)        8.85       1.98
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.22)      (0.16)      (0.04)     (0.02)
  6. Distributions (from capital gains)                               --      (0.31)          --         --
  7. Total distributions                                          (0.22)      (0.47)      (0.04)     (0.02)
  8. NET ASSET VALUE, END OF PERIOD                               $14.87      $17.41      $20.77     $11.96
  9. Total return*                                              (13.37%)    (14.10%)      74.04%     19.80%
 10. Net assets, end of period (in thousands)                    $92,659    $123,812     $84,480     $6,413
 11. Average net assets for the period (in thousands)           $105,243    $124,282     $28,838     $2,883
 12. Ratio of gross expenses to average net assets**(2)            0.70%(3)    0.78%(3)    1.06%(3)   1.25%(3)
 13. Ratio of net expenses to average net assets**(4)              0.70%       0.78%       1.05%      1.25%
 14. Ratio of net investment income to average net assets**        1.19%       1.07%       0.56%      0.66%
 15. Portfolio turnover rate**                                       52%         37%         59%        62%
------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) May 1, 1998 (inception) through December 31, 1998.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 0.70% in 2001, 0.78% in 2000, 1.15% in 1999 and 3.06% in 1998
    before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Growth and Income Fund.
(4) The expense ratio reflects expenses after any expense offset arrangements.

 26 Janus Aspen Series

INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                 Years ended December 31
                                                                  2001         2000         1999        1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $30.90        $38.67      $21.27      $18.48      $15.72
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.26          0.62        0.06        0.13        0.11
  3. Net gains or losses on securities (both realized and
     unrealized)                                                  (7.43)        (6.51)       17.40        3.07        2.80
  4. Total from investment operations                             (7.17)        (5.89)       17.46        3.20        2.91
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.26)        (0.63)      (0.06)      (0.14)      (0.11)
  6. Distributions (from capital gains)                               --        (0.91)          --      (0.27)      (0.04)
  7. Tax return of capital distributions                              --        (0.34)          --          --          --
  8. Total distributions                                          (0.26)        (1.88)      (0.06)      (0.41)      (0.15)
  9. NET ASSET VALUE, END OF PERIOD                               $23.47        $30.90      $38.67      $21.27      $18.48
 10. Total return                                               (23.23%)      (15.94%)      82.27%      17.23%      18.51%
 11. Net assets, end of period (in thousands)                   $869,983    $1,158,666    $810,392    $311,110    $161,091
 12. Average net assets for the period (in thousands)           $962,343    $1,214,163    $425,876    $234,421     $96,164
 13. Ratio of gross expenses to average net assets(1)              0.71%(2)      0.71%(2)    0.77%(2)    0.86%(2)    0.96%(2)
 14. Ratio of net expenses to average net assets(3)                0.71%         0.71%       0.76%       0.86%       0.96%
 15. Ratio of net investment income to average net assets          0.95%         1.88%       0.26%       0.73%       0.70%
 16. Portfolio turnover rate                                         65%           67%         80%         93%         86%
--------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.71% in 2001, 0.71% in 2000, 0.84% in 1999, 0.95% in 1998 and
    1.08% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(3) The expense ratio reflects expenses after any offset arrangements.

                                                        Financial highlights  27

WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Years ended December 31
                                                                  2001          2000          1999          1998          1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $36.98        $47.75        $29.09        $23.39        $19.44
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                           0.24          0.11          0.07          0.16          0.16
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (8.53)        (7.03)         18.65          6.59          4.14
  4. Total from investment operations                              (8.29)        (6.92)         18.72          6.75          4.30
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                        (0.15)        (0.19)        (0.06)        (0.18)        (0.19)
  6. Distributions (from capital gains)                                --        (3.52)            --        (0.87)        (0.16)
  7. Tax return of capital distributions                               --        (0.14)            --            --            --
  8. Total distributions                                           (0.15)        (3.85)        (0.06)        (1.05)        (0.35)
  9. NET ASSET VALUE, END OF PERIOD                                $28.54        $36.98        $47.75        $29.09        $23.39
 10. Total return                                                (22.44%)      (15.67%)        64.45%        28.92%        22.15%
 11. Net assets, end of period (in thousands)                  $5,707,728    $7,704,163    $6,496,773    $2,890,375    $1,576,548
 12. Average net assets for the period (in thousands)          $6,387,010    $8,255,166    $3,862,773    $2,217,695    $1,148,951
 13. Ratio of gross expenses to average net assets(1)               0.69%(2)      0.69%(2)      0.71%(2)      0.72%(2)      0.74%(2)
 14. Ratio of net expenses to average net assets(3)                 0.69%         0.69%         0.71%         0.72%         0.74%
 15. Ratio of net investment income to average net assets           0.78%         0.52%         0.20%         0.64%         0.67%
 16. Portfolio turnover rate                                          82%           66%           67%           77%           80%
---------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.69% in 2001, 0.69% in 2000, 0.71% in 1999, 0.74% in 1998 and
    0.81% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 28 Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain

                                                Glossary of investment terms  29
          amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

 30 Janus Aspen Series

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

                                                Glossary of investment terms  31

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For "naked" short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 32 Janus Aspen Series

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). You may also obtain
                     reports and other information about
                     the Portfolios from the Electronic
                     Data Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                        [JANUS LOGO]

                                        www.janus.com

                                        100 Fillmore Street
                                        Denver, CO 80206-4928
                                        1-800-525-0020

                    Investment Company Act File No. 811-7736

                                                May 1, 2002

                                                Growth Portfolio
                                                Aggressive Growth Portfolio
                                                Balanced Portfolio
                                                International Growth Portfolio
                                                Worldwide Growth Portfolio
                                                Flexible Income Portfolio

                               JANUS ASPEN SERIES
                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    [JANUS LOGO]

                This prospectus describes six series (the "Portfolios") with a variety of investment objectives. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges or commissions. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Flexible Income Portfolio................................    9
                   Fees and expenses........................................   11
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................   12
                   Flexible Income Portfolio................................   14
                   General portfolio policies...............................   16
                   Risks for Equity Portfolios..............................   18
                   Risks for Flexible Income Portfolio......................   18
                   Risks Common to All Portfolios...........................   19
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   21
                   Management expenses......................................   22
                   Portfolio managers.......................................   23
                OTHER INFORMATION...........................................   25
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   26
                   Taxes....................................................   26
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   27
                   Purchases................................................   27
                   Redemptions..............................................   28
                   Excessive trading........................................   28
                   Shareholder communications...............................   28
                FINANCIAL HIGHLIGHTS........................................   29
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   35
                   Futures, options and other derivatives...................   37
                   Other investments, strategies and/or techniques..........   37
                EXPLANATION OF RATING CATEGORIES............................   39


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Balanced Portfolio may also emphasize some degree of income, it is not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. The Portfolios will notify you at least 60 days before making any changes to their objectives or principal investment policies. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

 2 Janus Aspen Series

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income senior securities.

          INTERNATIONAL GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

          For purposes of International Growth Portfolio's 80% policy, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          The income component of BALANCED PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          INTERNATIONAL GROWTH PORTFOLIO AND WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO intends to operate as a nondiversified portfolio. This means it may hold larger positions in a smaller number of securities than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  3

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

          GROWTH PORTFOLIO - INSTITUTIONAL SHARES

          Annual returns for periods ended 12/31

                  2.76%            30.17%       18.45%       22.75%       35.66%       43.98%      (14.55%)     (24.73%)
                  1994              1995         1996         1997         1998         1999         2000         2001

          Best Quarter:  4th-1998  27.71%  Worst Quarter:  3rd-2001  (24.79%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                        Since Inception
                                                                  1 year     5 years       (9/13/93)
          Growth Portfolio - Institutional Shares                 (24.73%)    9.05%         11.83%
          S&P 500 Index*                                          (11.88%)   10.70%         13.70%
                                                                 --------------------------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 4 Janus Aspen Series

          AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

          Annual returns for periods ended 12/31

                 16.33%            27.48%       7.95%        12.66%       34.26%      125.40%      (31.82%)     (39.45%)
                  1994              1995         1996         1997         1998         1999         2000         2001

          Best Quarter:  4th-1999  59.34%  Worst Quarter:  1st-2001  (32.12%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                        Since Inception
                                                                  1 year     5 years       (9/13/93)
          Aggressive Growth Portfolio - Institutional Shares      (39.45%)    7.08%         12.51%
          S&P MidCap 400 Index*                                    (0.62%)   16.11%         15.59%
                                                                 --------------------------------------

          * The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

                                                          Risk return summary  5

          BALANCED PORTFOLIO - INSTITUTIONAL SHARES

          Annual returns for periods ended 12/31

                  0.84%            24.79%       16.18%       22.10%       34.28%       26.76%      (2.27%)      (4.66%)
                  1994              1995         1996         1997         1998         1999         2000         2001

          Best Quarter:  4th-1998  20.32%  Worst Quarter:  3rd-2001  (5.87%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                        Since Inception
                                                                  1 year     5 years       (9/13/93)
          Balanced Portfolio - Institutional Shares                (4.66%)   14.13%         14.31%
          S&P 500 Index*                                          (11.88%)   10.70%         13.70%
          Lehman Brothers Gov't/Credit Index**                      8.50%     7.37%          6.53%
                                                                  -------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

          ** Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

 6 Janus Aspen Series

          INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

          Annual returns for periods ended 12/31

                 23.15%            34.71%        18.51%        17.23%        82.27%       (15.94%)      (23.23%)
                  1995              1996          1997          1998          1999          2000          2001

          Best Quarter:  4th-1999  58.48%  Worst Quarter:  3rd-2001  (20.38%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                        Since Inception
                                                                  1 year     5 years       (5/2/94)
          International Growth Portfolio - Institutional Shares   (23.23%)   10.32%         13.47%
          Morgan Stanley Capital International EAFE(R) Index*     (21.44%)    0.89%          2.76%
                                                                 --------------------------------------

          * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

                                                          Risk return summary  7

          WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

          Annual returns for periods ended 12/31

                  1.53%            27.37%       29.04%       22.15%       28.92%       64.45%      (15.67%)     (22.44%)
                  1994              1995         1996         1997         1998         1999         2000         2001

          Best Quarter:  4th-1999  42.24%  Worst Quarter:  3rd-2001  (20.49%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                        Since Inception
                                                                  1 year     5 years       (9/13/93)
          Worldwide Growth Portfolio - Institutional Shares       (22.44%)   11.12%         15.75%
          Morgan Stanley Capital International World Index*       (16.82%)    5.37%          7.91%
                                                                 --------------------------------------

          * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

 8 Janus Aspen Series

FLEXIBLE INCOME PORTFOLIO

          Flexible Income Portfolio is designed for long-term investors who primarily seek total return.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME PORTFOLIO?
--------------------------------------------------------------------------------

          FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

          The Portfolio's Trustees may change this objective without a shareholder vote. The Portfolio will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change to the Portfolio's objective or principal investment policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME PORTFOLIO?

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that he looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, the Portfolio may invest without limit in foreign debt and equity securities.

          Flexible Income Portfolio invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME PORTFOLIO?

          Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

          The Portfolio invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Portfolio is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. In addition, default risk, the risk that an issuer will not be able to pay interest and principal when due, is a fundamental risk associated with the Portfolio.

          The Portfolio may invest to some extent in high-yield/high-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Portfolio may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

                                                          Risk return summary  9

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in Flexible Income Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the average annual returns for the Shares of the Portfolio for the periods indicated to a broad-based securities market index.

          FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES

          Annual returns for periods ended 12/31

                 (0.91%)           23.86%       9.19%        11.76%       9.11%        1.60%        6.25%        7.74%
                  1994              1995         1996         1997         1998         1999         2000         2001

          Best Quarter:  2nd-1995  6.71%  Worst Quarter:  2nd-1999  (1.21%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                        Since Inception
                                                                   1 year    5 years       (9/13/93)
          Flexible Income Portfolio - Institutional Shares          7.74%     7.24%          8.14%
          Lehman Brothers Gov't/Credit Index*                       8.50%     7.37%          6.53%
                                                                   ------------------------------------

          * Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Flexible Income Portfolio's past performance does not necessarily indicate how it will perform in the future.

 10 Janus Aspen Series

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                                          Total Annual Fund
                                                                  Management    Other         Operating
                                                                     Fee       Expenses       Expenses*
    Growth Portfolio                                                0.65%       0.01%            0.66%
    Aggressive Growth Portfolio                                     0.65%       0.02%            0.67%
    Balanced Portfolio                                              0.65%       0.01%            0.66%
    International Growth Portfolio                                  0.65%       0.06%            0.71%
    Worldwide Growth Portfolio                                      0.65%       0.04%            0.69%
    Flexible Income Portfolio                                       0.64%       0.03%            0.67%

--------------------------------------------------------------------------------
   * Expenses are based upon expenses for the year ended December 31, 2001.
     All expenses are shown without the effect of any expense offset arrangements.
--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                                $67       $211       $368        $822
    Aggressive Growth Portfolio                                     $68       $214       $373        $835
    Balanced Portfolio                                              $67       $211       $368        $822
    International Growth Portfolio                                  $73       $227       $395        $883
    Worldwide Growth Portfolio                                      $70       $221       $384        $859
    Flexible Income Portfolio                                       $68       $214       $373        $835

                                                         Risk return summary  11

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  International Growth Portfolio                          Janus Overseas Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund
                  Flexible Income Portfolio                        Janus Flexible Income Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2001, they ranged from approximately $225 million to $10.5 billion.

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected

 12 Janus Aspen Series
          primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

GLOBAL/INTERNATIONAL EQUITY PORTFOLIOS

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

          Balanced Portfolio may emphasize some degree of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

            Investment objectives, principal investment strategies and risks  13

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. The other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The growth component of the Portfolio is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio's holdings will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

7. HOW DO INTEREST RATES AFFECT THE VALUE OF MY BALANCED PORTFOLIO INVESTMENT?

          The income component of Balanced Portfolio's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

FLEXIBLE INCOME PORTFOLIO

          This section takes a closer look at the investment objective of Flexible Income Portfolio, its principal investment strategies and certain risks of investing in Flexible Income Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and consistent with the Portfolio's investment

 14 Janus Aspen Series
          policies. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

The following questions and answers are designed to help you better understand Flexible Income Portfolio's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed Income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES FLEXIBLE INCOME PORTFOLIO MANAGE INTEREST RATE RISK?

          The portfolio manager may vary the average-weighted effective maturity of the Portfolio to reflect his analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

          A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

            Investment objectives, principal investment strategies and risks  15

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Portfolios may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - short sales (no more than 8% of a Portfolio's assets may be invested in "naked" short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          Flexible Income Portfolio invests primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk bonds and municipal obligations. To a lesser degree, Flexible Income Portfolio may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These securities may include:

          - common stocks

          - mortgage- and asset-backed securities

          - zero coupon, pay-in-kind and step coupon securities

 16 Janus Aspen Series

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Flexible Income Portfolio has historically had relatively high portfolio turnover due to the nature of the securities in which it invests. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

            Investment objectives, principal investment strategies and risks  17

RISKS FOR EQUITY PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES NONDIVERSIFICATION AFFECT THE RISK PROFILE OF AGGRESSIVE GROWTH PORTFOLIO?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. This gives the Portfolio more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

RISKS FOR FLEXIBLE INCOME PORTFOLIO

          Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

The following questions and answers are designed to help you better understand some of the risks of investing in Flexible Income Portfolio.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally

 18 Janus Aspen Series
          considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

RISKS COMMON TO ALL PORTFOLIOS

The following questions and answers discuss risks that apply to all Portfolios.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is

            Investment objectives, principal investment strategies and risks 19 more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

          Because Flexible Income Portfolio may invest a significant portion of its portfolio in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

3. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect.

4. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Equity Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

 20 Janus Aspen Series

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital Management LLC ("Janus Capital"), 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

                                                Management of the Portfolios  21

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay. New investment advisory agreements approved at a special meeting of the shareholders on January 31, 2002, that are the same in all material respects as the previous advisory agreements, became effective on April 3, 2002.

          The Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                                                                    Expense
                                                            Average Daily        Annual Rate         Limit
                                                             Net Assets          Percentage       Percentage
     Portfolios                                             of Portfolio             (%)              (%)
--------------------------------------------------------------------------------------------------------------
     Growth Portfolio                                    All Asset Levels           0.65              N/A
     Aggressive Growth Portfolio
     Balanced Portfolio
     International Growth Portfolio
     Worldwide Growth Portfolio
--------------------------------------------------------------------------------------------------------------
     Flexible Income Portfolio                           First $300 Million         0.65             1.00(1)
                                                         Over $300 Million          0.55
--------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to limit the Portfolio's expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreement. The Portfolio's expenses without waivers are not expected to exceed the expense limit.

          For the year ended December 31, 2001, each Portfolio paid Janus Capital the following management fees based upon each Portfolio's average net assets: 0.65% for Growth Portfolio, 0.65% for Aggressive Growth Portfolio, 0.65% for Balanced Portfolio, 0.65% for International Growth Portfolio, 0.65% for Worldwide Growth Portfolio and 0.64% for Flexible Income Portfolio.

 22 Janus Aspen Series

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of Worldwide Growth Portfolio, which he has co-managed since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Aggressive Growth Portfolio, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 to 2002. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio and Worldwide Growth Portfolio, each of which she has managed or co-managed since their inception. Ms. Hayes is also Portfolio Manager of other Janus accounts. She joined Janus Capital in 1987. She holds a Bachelor of Arts degree in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio, which he has co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Balanced Portfolio and Core Equity Portfolio, each of which she has managed since January 2000. Ms. Reidy is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst. She holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the Portfolios  23

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Growth Portfolio, which he has managed since January 2000. He previously served as Executive Vice President and Portfolio Manager of
            Equity Income Portfolio from its inception to December 1999 and Balanced Portfolio from May 1996 to December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Flexible
            Income Portfolio, which he has managed or co-managed since its inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered Financial Analyst designation.

 24 Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of shares, one of which, the Institutional Shares, is offered pursuant to this prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares and Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or Service II Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  25

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments at least annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June for all of the Portfolios.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 26 Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios are not intended for excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Portfolio would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Portfolios may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on market timing, see "Excessive Trading" on the next page.

          Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

                                                         Shareholder's guide  27

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          Frequent trading into and out of a Portfolio can disrupt portfolio investment strategies and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios are not intended for market timing or excessive trading. The Portfolios and their agents reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio. The Portfolios may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Portfolio believes are made on behalf of market timers.

          The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your intermediary.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 28 Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent years. Items 1 through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                   2001          2000          1999          1998          1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $26.48        $33.65        $23.54         $18.48      $15.51
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.02          0.05          0.07           0.05        0.15
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    (6.56)        (4.59)         10.24           6.36        3.34
  4. Total from investment operations                               (6.54)        (4.54)         10.31           6.41        3.49
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.01)        (0.06)        (0.06)         (0.05)      (0.15)
  6. Distributions (from capital gains)                             (0.04)        (2.57)        (0.14)         (1.30)      (0.37)
  7. Total distributions                                            (0.05)        (2.63)        (0.20)         (1.35)      (0.52)
  8. NET ASSET VALUE, END OF PERIOD                                 $19.89        $26.48        $33.65         $23.54      $18.48
  9. Total return                                                 (24.73%)      (14.55%)        43.98%         35.66%      22.75%
 10. Net assets, end of period (in thousands)                   $2,490,954    $3,529,807    $2,942,649     $1,103,549    $608,281
 11. Average net assets for the period (in thousands)           $2,911,331    $3,734,449    $1,775,373       $789,454    $477,914
 12. Ratio of gross expenses to average net assets(1)                0.66%(2)      0.67%(2)      0.67%(2)       0.68%(2)    0.70%(2)
 13. Ratio of net expenses to average net assets(3)                  0.66%         0.67%         0.67%          0.68%       0.69%
 14. Ratio of net investment income to average net assets            0.07%         0.19%         0.30%          0.26%       0.91%
 15. Portfolio turnover rate                                           48%           47%           53%            73%        122%
---------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.66% in 2001, 0.67% in 2000, 0.69% in 1999, 0.75% in 1998 and
    0.78% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  29

AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years ended December 31
                                                                   2001          2000          1999         1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $36.30        $59.70        $27.64      $20.55      $18.24
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                              --          0.01            --          --          --
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (14.32)       (17.08)         33.46        7.09        2.31
  4. Total from investment operations                              (14.32)       (17.07)         33.46        7.09        2.31
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                             --            --            --          --          --
  6. Distributions (from capital gains)                                 --        (4.58)        (1.40)          --          --
  7. Tax return of capital distributions                                --        (1.75)            --          --          --
  8. Total distributions                                                --        (6.33)        (1.40)          --          --
  9. NET ASSET VALUE, END OF PERIOD                                 $21.98        $36.30        $59.70      $27.64      $20.55
 10. Total return                                                 (39.45%)      (31.82%)       125.40%      34.26%      12.66%
 11. Net assets, end of period (in thousands)                   $2,104,733    $3,485,768    $3,319,619    $772,943    $508,198
 12. Average net assets for the period (in thousands)           $2,508,186    $4,409,584    $1,476,445    $576,444    $418,464
 13. Ratio of gross expenses to average net assets(1)                0.67%(2)      0.66%(2)      0.70%(2)    0.75%(2)    0.76%(2)
 14. Ratio of net expenses to average net assets(3)                  0.66%         0.66%         0.69%       0.75%       0.76%
 15. Ratio of net investment income to average net assets          (0.22%)       (0.42%)       (0.50%)     (0.36%)     (0.10%)
 16. Portfolio turnover rate                                           99%           82%          105%        132%        130%
------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.67% in 2001, 0.66% in 2000, 0.70% in 1999, 0.75% in 1998 and
    0.78% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 30 Janus Aspen Series

BALANCED PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years ended December 31
                                                                   2001          2000          1999         1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $24.31        $27.91        $22.50      $17.47      $14.77
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.65          0.64          0.59        0.39        0.34
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    (1.78)        (1.22)          5.38        5.51        2.89
  4. Total from investment operations                               (1.13)        (0.58)          5.97        5.90        3.23
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.61)        (0.69)        (0.56)      (0.38)      (0.35)
  6. Distributions (from capital gains)                                 --        (2.31)            --      (0.49)      (0.18)
  7. Tax return of capital distributions                                --        (0.02)            --          --          --
  8. Total distributions                                            (0.61)        (3.02)        (0.56)      (0.87)      (0.53)
  9. NET ASSET VALUE, END OF PERIOD                                 $22.57        $24.31        $27.91      $22.50      $17.47
 10. Total return                                                  (4.66%)       (2.27%)        26.76%      34.28%      22.10%
 11. Net assets, end of period (in thousands)                   $3,425,664    $3,352,381    $2,453,079    $882,495    $362,409
 12. Average net assets for the period (in thousands)           $3,361,832    $3,020,072    $1,583,635    $555,002    $176,432
 13. Ratio of gross expenses to average net assets(1)                0.66%(2)      0.66%(2)      0.69%(2)    0.74%(2)    0.83%(2)
 14. Ratio of net expenses to average net assets(3)                  0.66%         0.66%         0.69%       0.74%       0.82%
 15. Ratio of net investment income to average net assets            2.89%         3.15%         2.86%       2.41%       2.87%
 16. Portfolio turnover rate                                          114%           72%           92%         70%        139%
------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.66% in 2001, 0.66% in 2000, 0.69% in 1999, 0.74% in 1998 and
    0.83% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  31

INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                 Years ended December 31
                                                                  2001         2000         1999        1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $30.90        $38.67      $21.27      $18.48      $15.72
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.26          0.62        0.06        0.13        0.11
  3. Net gains or losses on securities (both realized and
     unrealized)                                                  (7.43)        (6.51)       17.40        3.07        2.80
  4. Total from investment operations                             (7.17)        (5.89)       17.46        3.20        2.91
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.26)        (0.63)      (0.06)      (0.14)      (0.11)
  6. Distributions (from capital gains)                               --        (0.91)          --      (0.27)      (0.04)
  7. Tax return of capital distributions                              --        (0.34)          --          --          --
  8. Total distributions                                          (0.26)        (1.88)      (0.06)      (0.41)      (0.15)
  9. NET ASSET VALUE, END OF PERIOD                               $23.47        $30.90      $38.67      $21.27      $18.48
 10. Total return                                               (23.23%)      (15.94%)      82.27%      17.23%      18.51%
 11. Net assets, end of period (in thousands)                   $869,983    $1,158,666    $810,392    $311,110    $161,091
 12. Average net assets for the period (in thousands)           $962,343    $1,214,163    $425,876    $234,421     $96,164
 13. Ratio of gross expenses to average net assets(1)              0.71%(2)      0.71%(2)    0.77%(2)    0.86%(2)    0.96%(2)
 14. Ratio of net expenses to average net assets(3)                0.71%         0.71%       0.76%       0.86%       0.96%
 15. Ratio of net investment income to average net assets          0.95%         1.88%       0.26%       0.73%       0.70%
 16. Portfolio turnover rate                                         65%           67%         80%         93%         86%
--------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.71% in 2001, 0.71% in 2000, 0.84% in 1999, 0.95% in 1998 and
    1.08% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(3) The expense ratio reflects expenses after any offset arrangements.

 32 Janus Aspen Series

WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Years ended December 31
                                                                  2001          2000          1999          1998          1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $36.98        $47.75        $29.09        $23.39        $19.44
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                           0.24          0.11          0.07          0.16          0.16
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (8.53)        (7.03)         18.65          6.59          4.14
  4. Total from investment operations                              (8.29)        (6.92)         18.72          6.75          4.30
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                        (0.15)        (0.19)        (0.06)        (0.18)        (0.19)
  6. Distributions (from capital gains)                                --        (3.52)            --        (0.87)        (0.16)
  7. Tax return of capital distributions                               --        (0.14)            --            --            --
  8. Total distributions                                           (0.15)        (3.85)        (0.06)        (1.05)        (0.35)
  9. NET ASSET VALUE, END OF PERIOD                                $28.54        $36.98        $47.75        $29.09        $23.39
 10. Total return                                                (22.44%)      (15.67%)        64.45%        28.92%        22.15%
 11. Net assets, end of period (in thousands)                  $5,707,728    $7,704,163    $6,496,773    $2,890,375    $1,576,548
 12. Average net assets for the period (in thousands)          $6,387,010    $8,255,166    $3,862,773    $2,217,695    $1,148,951
 13. Ratio of gross expenses to average net assets(1)               0.69%(2)      0.69%(2)      0.71%(2)      0.72%(2)      0.74%(2)
 14. Ratio of net expenses to average net assets(3)                 0.69%         0.69%         0.71%         0.72%         0.74%
 15. Ratio of net investment income to average net assets           0.78%         0.52%         0.20%         0.64%         0.67%
 16. Portfolio turnover rate                                          82%           66%           67%           77%           80%
---------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.69% in 2001, 0.69% in 2000, 0.71% in 1999, 0.74% in 1998 and
    0.81% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  33

FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                                Years ended December 31
                                                                  2001        2000        1999        1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $11.46      $11.41      $12.05      $11.78     $11.24
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.61        0.72        0.76        0.64       0.67
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    0.26      (0.02)      (0.58)        0.41       0.62
  4. Total from investment operations                               0.87        0.70        0.18        1.05       1.29
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.67)      (0.65)      (0.75)      (0.67)     (0.64)
  6. Distributions (from capital gains)                               --          --      (0.07)      (0.11)     (0.11)
  7. Total distributions                                          (0.67)      (0.65)      (0.82)      (0.78)     (0.75)
  8. NET ASSET VALUE, END OF PERIOD                               $11.66      $11.46      $11.41      $12.05     $11.78
  9. Total return                                                  7.74%       6.25%       1.60%       9.11%     11.76%
 10. Net assets, end of period (in thousands)                   $387,509    $242,401    $186,681    $129,582    $54,098
 11. Average net assets for the period (in thousands)           $317,156    $206,242    $161,459     $86,627    $36,547
 12. Ratio of gross expenses to average net assets(1)              0.67%(2)    0.76%(2)    0.72%(2)    0.73%(2)   0.75%(2)
 13. Ratio of net expenses to average net assets(3)                0.67%       0.76%       0.72%       0.73%      0.75%
 14. Ratio of net investment income to average net assets          5.87%       7.02%       6.99%       6.36%      6.90%
 15. Portfolio turnover rate                                        308%        202%        116%        145%       119%
------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.67% in 2001, 0.76% in 2000, 0.72% in 1999, 0.73% in 1998 and
    0.75% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Flexible Income Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 34 Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

                                                Glossary of investment terms  35

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher

 36 Janus Aspen Series
          than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk

                                                Glossary of investment terms  37
          of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For "naked" short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 38 Janus Aspen Series

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

                                            Explanation of rating categories  39

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

 40 Janus Aspen Series

SECURITIES HOLDINGS BY RATING CATEGORY

          During the year ended December 31, 2001, the percentage of securities holdings for Flexible Income Portfolio by rating category based upon a weighted monthly average was:

                FLEXIBLE INCOME PORTFOLIO
                ----------------------------------------------------------------------------------------
                    BONDS-S&P RATING:
                 AAA                                                                       33%
                 AA                                                                         6%
                 A                                                                         11%
                 BBB                                                                       29%
                 BB                                                                         9%
                 B                                                                          4%
                 CCC                                                                        0%
                 CC                                                                         0%
                 C                                                                          0%
                 Not Rated                                                                  1%
                 Preferred Stock                                                            0%
                 Cash and Options                                                           7%
                 TOTAL                                                                    100%
                ----------------------------------------------------------------------------------------

          No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the year ended December 31, 2001.

                                            Explanation of rating categories  41

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). You may also obtain
                     reports and other information about
                     the Portfolios from the Electronic
                     Data Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                        [JANUS LOGO]

                                        www.janus.com

                                        100 Fillmore Street
                                        Denver, CO 80206-4928
                                        1-800-525-0020

                    Investment Company Act File No. 811-7736

                                                May 1, 2002

                                                Growth Portfolio
                                                Aggressive Growth Portfolio
                                                Balanced Portfolio
                                                Worldwide Growth Portfolio

                               JANUS ASPEN SERIES
                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    [JANUS LOGO]

                This prospectus describes four series (the "Portfolios") with a variety of investment objectives. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges or commissions. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Fees and expenses........................................    8
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................    9
                   General portfolio policies...............................   12
                   Risks....................................................   14
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   16
                   Management expenses......................................   16
                   Portfolio managers.......................................   17
                OTHER INFORMATION...........................................   18
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   19
                   Taxes....................................................   19
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   20
                   Purchases................................................   20
                   Redemptions..............................................   21
                   Excessive trading........................................   21
                   Shareholder communications...............................   21
                FINANCIAL HIGHLIGHTS........................................   22
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   26
                   Futures, options and other derivatives...................   28
                   Other investments, strategies and/or techniques..........   28


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Balanced Portfolio may also emphasize some degree of income, it is not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?

--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          - AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          - WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. The Portfolios will notify you at least 60 days before making any changes to their objectives or principal investment policies. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

          GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income senior securities.

 2 Janus Aspen Series

          WORLDWIDE GROWTH PORTFOLIO invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          The income component of BALANCED PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          WORLDWIDE GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO intends to operate as a nondiversified portfolio. This means it may hold larger positions in a smaller number of securities than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  3

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

          GROWTH PORTFOLIO - INSTITUTIONAL SHARES

          Annual returns for periods ended 12/31

                  2.76%            30.17%       18.45%       22.75%       35.66%       43.98%      (14.55%)     (24.73%)
                  1994              1995         1996         1997         1998         1999         2000         2001

          Best Quarter:  4th-1998  27.71%  Worst Quarter:  3rd-2001  (24.79%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                        Since Inception
                                                                  1 year     5 years       (9/13/93)
          Growth Portfolio - Institutional Shares                 (24.73%)    9.05%         11.83%
          S&P 500 Index*                                          (11.88%)   10.70%         13.70%
                                                                 --------------------------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 4 Janus Aspen Series

          AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

          Annual returns for periods ended 12/31

                 16.33%            27.48%       7.95%        12.66%       34.26%      125.40%      (31.82%)     (39.45%)
                  1994              1995         1996         1997         1998         1999         2000         2001

          Best Quarter:  4th-1999  59.34%  Worst Quarter:  1st-2001  (32.12%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                        Since Inception
                                                                  1 year     5 years       (9/13/93)
          Aggressive Growth Portfolio - Institutional Shares      (39.45%)    7.08%         12.51%
          S&P MidCap 400 Index*                                    (0.62%)   16.11%         15.59%
                                                                 --------------------------------------

          * The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

                                                          Risk return summary  5

          BALANCED PORTFOLIO - INSTITUTIONAL SHARES

          Annual returns for periods ended 12/31

                  0.84%            24.79%       16.18%       22.10%       34.28%       26.76%      (2.27%)      (4.66%)
                  1994              1995         1996         1997         1998         1999         2000         2001

          Best Quarter:  4th-1998  20.32%  Worst Quarter:  3rd-2001  (5.87%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                        Since Inception
                                                                  1 year     5 years       (9/13/93)
          Balanced Portfolio - Institutional Shares                (4.66%)   14.13%         14.31%
          S&P 500 Index*                                          (11.88%)   10.70%         13.70%
          Lehman Brothers Gov't/Credit Index**                      8.50%     7.37%          6.53%
                                                                  -------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

          ** Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

 6 Janus Aspen Series

          WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

          Annual returns for periods ended 12/31

                  1.53%            27.37%       29.04%       22.15%       28.92%       64.45%      (15.67%)     (22.44%)
                  1994              1995         1996         1997         1998         1999         2000         2001

          Best Quarter:  4th-1999  42.24%  Worst Quarter:  3rd-2001  (20.49%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                        Since Inception
                                                                  1 year     5 years       (9/13/93)
          Worldwide Growth Portfolio - Institutional Shares       (22.44%)   11.12%         15.75%
          Morgan Stanley Capital International World Index*       (16.82%)    5.37%          7.91%
                                                                 --------------------------------------

          * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  7

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                                          Total Annual Fund
                                                                  Management    Other         Operating
                                                                     Fee       Expenses       Expenses*
    Growth Portfolio                                                0.65%       0.01%            0.66%
    Aggressive Growth Portfolio                                     0.65%       0.02%            0.67%
    Balanced Portfolio                                              0.65%       0.01%            0.66%
    Worldwide Growth Portfolio                                      0.65%       0.04%            0.69%

--------------------------------------------------------------------------------
   * Expenses are based upon expenses for the year ended December 31, 2001.
     All expenses are shown without the effect of any expense offset arrangements.
--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Growth Portfolio                                                $67       $211       $368        $822
    Aggressive Growth Portfolio                                     $68       $214       $373        $835
    Balanced Portfolio                                              $67       $211       $368        $822
    Worldwide Growth Portfolio                                      $70       $221       $384        $859

 8 Janus Aspen Series

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Growth Portfolio                                                 Janus Fund
                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  Worldwide Growth Portfolio                             Janus Worldwide Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          GROWTH PORTFOLIO
          Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2001, they ranged from approximately $225 million to $10.5 billion.

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

             Investment objectives, principal investment strategies and risks  9

GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          WORLDWIDE GROWTH PORTFOLIO
          Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

          Balanced Portfolio may emphasize some degree of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. The other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S HOLDINGS?

          Balanced Portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

 10 Janus Aspen Series

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The growth component of the Portfolio is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio's holdings will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

7. HOW DO INTEREST RATES AFFECT THE VALUE OF MY BALANCED PORTFOLIO INVESTMENT?

          The income component of Balanced Portfolio's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

            Investment objectives, principal investment strategies and risks  11

GENERAL PORTFOLIO POLICIES

          The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Portfolios may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 35% of each Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - short sales (no more than 8% of a Portfolio's assets may be invested in "naked" short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign

 12 Janus Aspen Series
          currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

            Investment objectives, principal investment strategies and risks  13

RISKS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES NONDIVERSIFICATION AFFECT THE RISK PROFILE OF AGGRESSIVE GROWTH PORTFOLIO?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. This gives the Portfolio more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of the Portfolio.

3. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

 14 Janus Aspen Series

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect.

6. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Equity Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

            Investment objectives, principal investment strategies and risks  15

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital Management LLC ("Janus Capital"), 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay. New investment advisory agreements approved at a special meeting of the shareholders on January 31, 2002, that are the same in all material respects as the previous advisory agreements, became effective on April 3, 2002.

          The Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                                     Average Daily       Annual Rate
                                                                      Net Assets         Percentage
     Portfolios                                                      of Portfolio            (%)
-----------------------------------------------------------------------------------------------------
     Growth Portfolio                                              All Asset Levels         0.65
     Aggressive Growth Portfolio
     Balanced Portfolio
     Worldwide Growth Portfolio
-----------------------------------------------------------------------------------------------------

          For the year ended December 31, 2001, each Portfolio paid Janus Capital the following management fees based upon each Portfolio's average net assets: 0.65% for Growth Portfolio, 0.65% for Aggressive Growth Portfolio, 0.65% for Balanced Portfolio and 0.65% for Worldwide Growth Portfolio.

 16 Janus Aspen Series

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of Worldwide Growth Portfolio, which he has co-managed since December 1999. Mr. Chang served as Executive Vice President and Co-Manager of International Growth Portfolio from May 1998 until December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang holds an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Aggressive Growth Portfolio, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 to 2002. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of Worldwide Growth Portfolio and International Growth Portfolio, each of which she has managed or co-managed since their inception. Ms. Hayes is also Portfolio Manager of other Janus accounts. She joined Janus Capital in 1987. She holds a Bachelor of Arts degree in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Balanced Portfolio and Core Equity Portfolio, each of which she has managed since January 2000. Ms. Reidy is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst. She holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Growth Portfolio, which he has managed since January 2000. He previously served as Executive Vice President and Portfolio Manager of
            Equity Income Portfolio from its inception to December 1999 and Balanced Portfolio from May 1996 to December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. Mr. Rollins joined Janus Capital in 1990. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the Portfolios  17

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of shares, one of which, the Institutional Shares, is offered pursuant to this prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares and Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or Service II Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 18 Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments at least annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June for all of the Portfolios.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                                                     Distributions and taxes  19

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios are not intended for excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Portfolio would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Portfolios may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on market timing, see "Excessive Trading" on the next page.

          Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

 20 Janus Aspen Series

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          Frequent trading into and out of a Portfolio can disrupt portfolio investment strategies and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios are not intended for market timing or excessive trading. The Portfolios and their agents reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio. The Portfolios may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Portfolio believes are made on behalf of market timers.

          The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your intermediary.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

                                                         Shareholder's guide  21

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent years. Items 1 through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                   2001          2000          1999          1998          1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $26.48        $33.65        $23.54         $18.48      $15.51
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.02          0.05          0.07           0.05        0.15
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    (6.56)        (4.59)         10.24           6.36        3.34
  4. Total from investment operations                               (6.54)        (4.54)         10.31           6.41        3.49
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.01)        (0.06)        (0.06)         (0.05)      (0.15)
  6. Distributions (from capital gains)                             (0.04)        (2.57)        (0.14)         (1.30)      (0.37)
  7. Total distributions                                            (0.05)        (2.63)        (0.20)         (1.35)      (0.52)
  8. NET ASSET VALUE, END OF PERIOD                                 $19.89        $26.48        $33.65         $23.54      $18.48
  9. Total return                                                 (24.73%)      (14.55%)        43.98%         35.66%      22.75%
 10. Net assets, end of period (in thousands)                   $2,490,954    $3,529,807    $2,942,649     $1,103,549    $608,281
 11. Average net assets for the period (in thousands)           $2,911,331    $3,734,449    $1,775,373       $789,454    $477,914
 12. Ratio of gross expenses to average net assets(1)                0.66%(2)      0.67%(2)      0.67%(2)       0.68%(2)    0.70%(2)
 13. Ratio of net expenses to average net assets(3)                  0.66%         0.67%         0.67%          0.68%       0.69%
 14. Ratio of net investment income to average net assets            0.07%         0.19%         0.30%          0.26%       0.91%
 15. Portfolio turnover rate                                           48%           47%           53%            73%        122%
---------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.66% in 2001, 0.67% in 2000, 0.69% in 1999, 0.75% in 1998 and
    0.78% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 22 Janus Aspen Series

AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years ended December 31
                                                                   2001          2000          1999         1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $36.30        $59.70        $27.64      $20.55      $18.24
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                              --          0.01            --          --          --
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (14.32)       (17.08)         33.46        7.09        2.31
  4. Total from investment operations                              (14.32)       (17.07)         33.46        7.09        2.31
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                             --            --            --          --          --
  6. Distributions (from capital gains)                                 --        (4.58)        (1.40)          --          --
  7. Tax return of capital distributions                                --        (1.75)            --          --          --
  8. Total distributions                                                --        (6.33)        (1.40)          --          --
  9. NET ASSET VALUE, END OF PERIOD                                 $21.98        $36.30        $59.70      $27.64      $20.55
 10. Total return                                                 (39.45%)      (31.82%)       125.40%      34.26%      12.66%
 11. Net assets, end of period (in thousands)                   $2,104,733    $3,485,768    $3,319,619    $772,943    $508,198
 12. Average net assets for the period (in thousands)           $2,508,186    $4,409,584    $1,476,445    $576,444    $418,464
 13. Ratio of gross expenses to average net assets(1)                0.67%(2)      0.66%(2)      0.70%(2)    0.75%(2)    0.76%(2)
 14. Ratio of net expenses to average net assets(3)                  0.66%         0.66%         0.69%       0.75%       0.76%
 15. Ratio of net investment income to average net assets          (0.22%)       (0.42%)       (0.50%)     (0.36%)     (0.10%)
 16. Portfolio turnover rate                                           99%           82%          105%        132%        130%
------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.67% in 2001, 0.66% in 2000, 0.70% in 1999, 0.75% in 1998 and
    0.78% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  23

BALANCED PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years ended December 31
                                                                   2001          2000          1999         1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $24.31        $27.91        $22.50      $17.47      $14.77
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.65          0.64          0.59        0.39        0.34
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    (1.78)        (1.22)          5.38        5.51        2.89
  4. Total from investment operations                               (1.13)        (0.58)          5.97        5.90        3.23
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.61)        (0.69)        (0.56)      (0.38)      (0.35)
  6. Distributions (from capital gains)                                 --        (2.31)            --      (0.49)      (0.18)
  7. Tax return of capital distributions                                --        (0.02)            --          --          --
  8. Total distributions                                            (0.61)        (3.02)        (0.56)      (0.87)      (0.53)
  9. NET ASSET VALUE, END OF PERIOD                                 $22.57        $24.31        $27.91      $22.50      $17.47
 10. Total return                                                  (4.66%)       (2.27%)        26.76%      34.28%      22.10%
 11. Net assets, end of period (in thousands)                   $3,425,664    $3,352,381    $2,453,079    $882,495    $362,409
 12. Average net assets for the period (in thousands)           $3,361,832    $3,020,072    $1,583,635    $555,002    $176,432
 13. Ratio of gross expenses to average net assets(1)                0.66%(2)      0.66%(2)      0.69%(2)    0.74%(2)    0.83%(2)
 14. Ratio of net expenses to average net assets(3)                  0.66%         0.66%         0.69%       0.74%       0.82%
 15. Ratio of net investment income to average net assets            2.89%         3.15%         2.86%       2.41%       2.87%
 16. Portfolio turnover rate                                          114%           72%           92%         70%        139%
------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.66% in 2001, 0.66% in 2000, 0.69% in 1999, 0.74% in 1998 and
    0.83% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 24 Janus Aspen Series

WORLDWIDE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Years ended December 31
                                                                  2001          2000          1999          1998          1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $36.98        $47.75        $29.09        $23.39        $19.44
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                           0.24          0.11          0.07          0.16          0.16
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (8.53)        (7.03)         18.65          6.59          4.14
  4. Total from investment operations                              (8.29)        (6.92)         18.72          6.75          4.30
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                        (0.15)        (0.19)        (0.06)        (0.18)        (0.19)
  6. Distributions (from capital gains)                                --        (3.52)            --        (0.87)        (0.16)
  7. Tax return of capital distributions                               --        (0.14)            --            --            --
  8. Total distributions                                           (0.15)        (3.85)        (0.06)        (1.05)        (0.35)
  9. NET ASSET VALUE, END OF PERIOD                                $28.54        $36.98        $47.75        $29.09        $23.39
 10. Total return                                                (22.44%)      (15.67%)        64.45%        28.92%        22.15%
 11. Net assets, end of period (in thousands)                  $5,707,728    $7,704,163    $6,496,773    $2,890,375    $1,576,548
 12. Average net assets for the period (in thousands)          $6,387,010    $8,255,166    $3,862,773    $2,217,695    $1,148,951
 13. Ratio of gross expenses to average net assets(1)               0.69%(2)      0.69%(2)      0.71%(2)      0.72%(2)      0.74%(2)
 14. Ratio of net expenses to average net assets(3)                 0.69%         0.69%         0.71%         0.72%         0.74%
 15. Ratio of net investment income to average net assets           0.78%         0.52%         0.20%         0.64%         0.67%
 16. Portfolio turnover rate                                          82%           66%           67%           77%           80%
---------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.69% in 2001, 0.69% in 2000, 0.71% in 1999, 0.74% in 1998 and
    0.81% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Worldwide Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  25

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain

 26 Janus Aspen Series
          amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

                                                Glossary of investment terms  27

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

 28 Janus Aspen Series

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For "naked" short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                                Glossary of investment terms  29

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). You may also obtain
                     reports and other information about
                     the Portfolios from the Electronic
                     Data Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                        [JANUS LOGO]

                                        www.janus.com

                                        100 Fillmore Street
                                        Denver, CO 80206-4928
                                        1-800-525-0020

                    Investment Company Act File No. 811-7736

                                                May 1, 2002



                                                Aggressive Growth Portfolio
                                                Capital Appreciation Portfolio
                                                Core Equity Portfolio
                                                (Formerly Equity Income
                                                Portfolio)
                                                Balanced Portfolio
                                                Growth and Income Portfolio
                                                International Growth Portfolio
                                                Flexible Income Portfolio

                               JANUS ASPEN SERIES
                              INSTITUTIONAL SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    [JANUS LOGO]

                This prospectus describes seven series (the "Portfolios") with a variety of investment objectives. Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges or commissions. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Portfolios........................................    2
                   Flexible Income Portfolio................................   10
                   Fees and expenses........................................   12
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Portfolios........................................   13
                   Flexible Income Portfolio................................   16
                   General portfolio policies...............................   18
                   Risks for Equity Portfolios..............................   20
                   Risks for Flexible Income Portfolio......................   20
                   Risks Common to All Portfolios...........................   21
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   23
                   Management expenses......................................   24
                   Portfolio managers.......................................   25
                OTHER INFORMATION...........................................   27
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   28
                   Taxes....................................................   28
                SHAREHOLDER'S GUIDE
                   Pricing of portfolio shares..............................   29
                   Purchases................................................   29
                   Redemptions..............................................   30
                   Excessive trading........................................   30
                   Shareholder communications...............................   30
                FINANCIAL HIGHLIGHTS........................................   31
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities...............................   38
                   Futures, options and other derivatives...................   40
                   Other investments, strategies and/or techniques..........   40
                EXPLANATION OF RATING CATEGORIES............................   42


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

          The Equity Portfolios are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Balanced Portfolio and Growth and Income Portfolio may also emphasize varying degrees of income, they are not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY PORTFOLIOS?
--------------------------------------------------------------------------------

          DOMESTIC EQUITY PORTFOLIOS

          - AGGRESSIVE GROWTH PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO AND CORE EQUITY PORTFOLIO seek long-term growth of capital.

          - BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

          - GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.

          GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          - INTERNATIONAL GROWTH PORTFOLIO seeks long-term growth of capital.

          The Portfolios' Trustees may change these objectives or the Portfolios' principal investment policies without a shareholder vote. The Portfolios will notify you at least 60 days before making any changes to their objectives or principal investment policies. If there is a material change to a Portfolio's objective or principal investment policies, you should consider whether that Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY PORTFOLIOS?

          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with a Portfolio's investment policies. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, each Portfolio may invest without limit in foreign equity and debt securities.

          Within the parameters of its specific investment policies discussed below, each Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for Core Equity Portfolio).

          AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

          CAPITAL APPRECIATION PORTFOLIO invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          CORE EQUITY PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as

 2 Janus Aspen Series
          convertible preferred stocks, bonds and debentures; and other securities with equity characteristics. The Portfolio may invest in companies of any size.

          BALANCED PORTFOLIO normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income senior securities.

          GROWTH AND INCOME PORTFOLIO normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

          INTERNATIONAL GROWTH PORTFOLIO invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

          For purposes of Core Equity Portfolio's and International Growth Portfolio's 80% policies, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY PORTFOLIOS?

          The biggest risk is that the Portfolios' returns may vary, and you could lose money. The Equity Portfolios are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

          The value of a Portfolio's holdings may decrease if the value of an individual company in the portfolio decreases. The value of a Portfolio's holdings could also decrease if the stock market goes down. If the value of a Portfolio's holdings decreases, that Portfolio's net asset value (NAV) will also decrease, which means if you sell your shares in a Portfolio you may get back less money.

          The income component of BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S holdings includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

          INTERNATIONAL GROWTH PORTFOLIO may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

          AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO intend to operate as nondiversified portfolios. This means they may hold larger positions in a smaller number of securities than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's NAV and total return.

          An investment in these Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk return summary  3

          The following information provides some indication of the risks of investing in the Equity Portfolios by showing how each of the Equity Portfolios' performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. The tables compare the average annual returns for the Shares of each Portfolio for the periods indicated to a broad-based securities market index.

           AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual returns for periods ended 12/31

                  16.33%            27.48%       7.95%        12.66%       34.26%      125.40%      (31.82%)     (39.45%)
                   1994              1995         1996         1997         1998         1999         2000         2001

           Best Quarter:  4th-1999  59.34%  Worst Quarter:  1st-2001  (32.12%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                         Since Inception
                                                                   1 year     5 years       (9/13/93)
           Aggressive Growth Portfolio - Institutional Shares      (39.45%)    7.08%         12.51%
           S&P MidCap 400 Index*                                    (0.62%)   16.11%         15.59%
                                                                  --------------------------------------

           * The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

 4 Janus Aspen Series

           CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES

           Annual returns for periods ended 12/31

                   58.11%                  67.00%                 (18.18%)                (21.67%)
                    1998                    1999                    2000                    2001

           Best Quarter:  4th-1999  41.77%  Worst Quarter:  3rd-2001  (18.70%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                    Since Inception
                                                                         1 year        (5/1/97)
           Capital Appreciation Portfolio - Institutional Shares         (21.67%)       17.73%
           S&P 500 Index*                                                (11.88%)        9.51%
                                                                        ---------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                          Risk return summary  5

           CORE EQUITY PORTFOLIO* - INSTITUTIONAL SHARES

           Annual returns for periods ended 12/31

                   46.24%                  41.58%                  (8.07%)                (11.75%)
                    1998                    1999                    2000                    2001

           Best Quarter:  4th-1998  28.51%  Worst Quarter:  3rd-2001  (14.37%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                    Since Inception
                                                                         1 year        (5/1/97)
           Core Equity Portfolio - Institutional Shares                  (11.75%)        19.12%
           S&P 500 Index+                                                (11.88%)         9.51%
                                                                        ---------------------------

          * Formerly, Equity Income Portfolio.
          + The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 6 Janus Aspen Series

           BALANCED PORTFOLIO - INSTITUTIONAL SHARES

           Annual returns for periods ended 12/31

                   0.84%            24.79%       16.18%       22.10%       34.28%       26.76%      (2.27%)      (4.66%)
                   1994              1995         1996         1997         1998         1999         2000         2001

           Best Quarter:  4th-1998  20.32%  Worst Quarter:  3rd-2001  (5.87%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                         Since Inception
                                                                   1 year     5 years       (9/13/93)
           Balanced Portfolio - Institutional Shares                (4.66%)   14.13%         14.31%
           S&P 500 Index*                                          (11.88%)   10.70%         13.70%
           Lehman Brothers Gov't/Credit Index**                      8.50%     7.37%          6.53%
                                                                   -------------------------------------

           * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks,
             a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                                          Risk return summary  7

           GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES

           Annual returns for periods ended 12/31

                       74.04%                        (14.10%)                       (13.37%)
                        1999                           2000                           2001

           Best Quarter:  4th-1999  38.39%  Worst Quarter:  3rd-2001  (15.32%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                    Since Inception
                                                                         1 year        (5/1/98)
           Growth and Income Portfolio - Institutional Shares           (13.37%)        12.72%
           S&P 500 Index*                                               (11.88%)         2.20%
                                                                        ---------------------------

          * The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

 8 Janus Aspen Series

           INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES

           Annual returns for periods ended 12/31

                  23.15%            34.71%        18.51%        17.23%        82.27%       (15.94%)      (23.23%)
                   1995              1996          1997          1998          1999          2000          2001

           Best Quarter:  4th-1999  58.48%  Worst Quarter:  3rd-2001  (20.38%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                         Since Inception
                                                                   1 year     5 years       (5/2/94)
           International Growth Portfolio - Institutional Shares   (23.23%)   10.32%         13.47%
           Morgan Stanley Capital International EAFE(R) Index*     (21.44%)    0.89%          2.76%
                                                                  --------------------------------------

           * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

          The Equity Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  9

FLEXIBLE INCOME PORTFOLIO

          Flexible Income Portfolio is designed for long-term investors who primarily seek total return.

1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME PORTFOLIO?
--------------------------------------------------------------------------------

          FLEXIBLE INCOME PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.

          The Portfolio's Trustees may change this objective without a shareholder vote. The Portfolio will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change to the Portfolio's objective or principal investment policies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME PORTFOLIO?

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that he looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's assets may be in cash or similar investments.

          Within the parameters of its specific investment policies discussed below, the Portfolio may invest without limit in foreign debt and equity securities.

          Flexible Income Portfolio invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME PORTFOLIO?

          Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

          The Portfolio invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Portfolio's net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Portfolio is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. In addition, default risk, the risk that an issuer will not be able to pay interest and principal when due, is a fundamental risk associated with the Portfolio.

          The Portfolio may invest to some extent in high-yield/high-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Portfolio may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

 10 Janus Aspen Series

          An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          The following information provides some indication of the risks of investing in Flexible Income Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the average annual returns for the Shares of the Portfolio for the periods indicated to a broad-based securities market index.

           FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES

          Annual returns for periods ended 12/31

                 (0.91%)           23.86%       9.19%        11.76%       9.11%        1.60%        6.25%        7.74%
                  1994              1995         1996         1997         1998         1999         2000         2001

          Best Quarter:  2nd-1995  6.71%  Worst Quarter:  2nd-1999  (1.21%)

                          Average annual total return for periods ended 12/31/01
                          ------------------------------------------------------

                                                                                        Since Inception
                                                                   1 year    5 years       (9/13/93)
          Flexible Income Portfolio - Institutional Shares          7.74%     7.24%          8.14%
          Lehman Brothers Gov't/Credit Index*                       8.50%     7.37%          6.53%
                                                                   ------------------------------------

           * Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

          Flexible Income Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                         Risk return summary  11

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                                                          Total Annual Fund
                                                                  Management    Other         Operating
                                                                     Fee       Expenses       Expenses*
    Aggressive Growth Portfolio                                     0.65%       0.02%            0.67%
    Capital Appreciation Portfolio                                  0.65%       0.01%            0.66%
    Core Equity Portfolio**                                         0.65%       0.48%            1.13%
    Balanced Portfolio                                              0.65%       0.01%            0.66%
    Growth and Income Portfolio                                     0.65%       0.05%            0.70%
    International Growth Portfolio                                  0.65%       0.06%            0.71%
    Flexible Income Portfolio                                       0.64%       0.03%            0.67%

--------------------------------------------------------------------------------
    * Expenses are based upon expenses for the year ended December 31, 2001.
      All expenses are shown without the effect of any expense offset arrangements.
   ** Formerly, Equity Income Portfolio.
--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolios' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    Aggressive Growth Portfolio                                    $ 68       $214       $373       $  835
    Capital Appreciation Portfolio                                 $ 67       $211       $368       $  822
    Core Equity Portfolio+                                         $115       $359       $622       $1,375
    Balanced Portfolio                                             $ 67       $211       $368       $  822
    Growth and Income Portfolio                                    $ 72       $224       $390       $  871
    International Growth Portfolio                                 $ 73       $227       $395       $  883
    Flexible Income Portfolio                                      $ 68       $214       $373       $  835

   + Formerly, Equity Income Portfolio.

 12 Janus Aspen Series

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

          Each of the Portfolios has a similar investment objective and similar principal investment strategies to a Janus retail fund:

                  Aggressive Growth Portfolio                           Janus Enterprise Fund
                  Capital Appreciation Portfolio                            Janus Twenty Fund
                  Core Equity Portfolio                                Janus Core Equity Fund
                  Balanced Portfolio                                      Janus Balanced Fund
                  Growth and Income Portfolio                    Janus Growth and Income Fund
                  International Growth Portfolio                          Janus Overseas Fund
                  Flexible Income Portfolio                        Janus Flexible Income Fund

          Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

EQUITY PORTFOLIOS

          This section takes a closer look at the investment objectives of each of the Equity Portfolios, their principal investment strategies and certain risks of investing in the Equity Portfolios. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC EQUITY PORTFOLIOS

          AGGRESSIVE GROWTH PORTFOLIO
          Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2001, they ranged from approximately $225 million to $10.5 billion.

          CAPITAL APPRECIATION PORTFOLIO
          Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

          CORE EQUITY PORTFOLIO
          Core Equity Portfolio seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into

            Investment objectives, principal investment strategies and risks 13 common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

          BALANCED PORTFOLIO
          Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

          GROWTH AND INCOME PORTFOLIO
          Growth and Income Portfolio seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.

GLOBAL/INTERNATIONAL EQUITY PORTFOLIO

          INTERNATIONAL GROWTH PORTFOLIO
          International Growth Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The following questions and answers are designed to help you better understand the Equity Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

          Consistent with its investment objective and policies, each of the Portfolios may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

          Balanced Portfolio and Growth and Income Portfolio may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios' investments may be incidental to their objectives. In the case of Balanced Portfolio and Growth and Income Portfolio, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without

 14 Janus Aspen Series
          regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio. The other Equity Portfolios offered by this Prospectus do not emphasize companies of any particular size.

4. HOW DO BALANCED PORTFOLIO AND GROWTH AND INCOME PORTFOLIO DIFFER FROM EACH OTHER?

          Growth and Income Portfolio places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Portfolio. Balanced Portfolio places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result it is expected to be less volatile than Growth and Income Portfolio.

5. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          Balanced Portfolio and Growth and Income Portfolio shift assets between the growth and income components of their holdings based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Portfolio will place a greater emphasis on the growth component.

6. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          The growth component of these portfolios is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

7. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

          The income component of Balanced Portfolio's and Growth and Income Portfolio's holdings will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Portfolio if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

8. HOW DO INTEREST RATES AFFECT THE VALUE OF MY BALANCED PORTFOLIO OR GROWTH AND INCOME PORTFOLIO INVESTMENT?

          The income component of Balanced Portfolio's and Growth and Income Portfolio's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for

            Investment objectives, principal investment strategies and risks 15 the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

FLEXIBLE INCOME PORTFOLIO

          This section takes a closer look at the investment objective of Flexible Income Portfolio, its principal investment strategies and certain risks of investing in Flexible Income Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

The following questions and answers are designed to help you better understand Flexible Income Portfolio's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed Income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES FLEXIBLE INCOME PORTFOLIO MANAGE INTEREST RATE RISK?

          The portfolio manager may vary the average-weighted effective maturity of the Portfolio to reflect his analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an

 16 Janus Aspen Series
          effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

          A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

            Investment objectives, principal investment strategies and risks  17

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Portfolios' cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Portfolio's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

          OTHER TYPES OF INVESTMENTS
          The Equity Portfolios invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Portfolios may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

          - debt securities

          - indexed/structured securities

          - high-yield/high-risk bonds (less than 20% of Core Equity Portfolio's assets and less than 35% of each other Portfolio's assets)

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - short sales (no more than 8% of a Portfolio's assets may be invested in "naked" short sales)

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          Flexible Income Portfolio invests primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk bonds and municipal obligations. To a lesser degree, Flexible Income Portfolio may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These securities may include:

          - common stocks

          - mortgage- and asset-backed securities

          - zero coupon, pay-in-kind and step coupon securities

 18 Janus Aspen Series

          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

          SPECIAL SITUATIONS
          Each Portfolio may invest in special situations. A special situation arises when, in the opinion of a portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolios generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. Changes are made in a Portfolio's holdings whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Flexible Income Portfolio has historically had relatively high portfolio turnover due to the nature of the securities in which it invests. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The Financial Highlights section of this Prospectus shows the Portfolios' historical turnover rates.

            Investment objectives, principal investment strategies and risks  19

RISKS FOR EQUITY PORTFOLIOS

          Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease. A Portfolio's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Portfolios.

1. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

          Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. HOW DOES NONDIVERSIFICATION AFFECT THE RISK PROFILE OF AGGRESSIVE GROWTH PORTFOLIO AND CAPITAL APPRECIATION PORTFOLIO?

          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. This gives the Portfolios more flexibility to focus their investments in the most attractive companies identified by the portfolio managers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of a Portfolio.

RISKS FOR FLEXIBLE INCOME PORTFOLIO

          Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

The following questions and answers are designed to help you better understand some of the risks of investing in Flexible Income Portfolio.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally

 20 Janus Aspen Series
          considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

RISKS COMMON TO ALL PORTFOLIOS

The following questions and answers discuss risks that apply to all Portfolios.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

          Within the parameters of its specific investment policies, each Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is

            Investment objectives, principal investment strategies and risks 21 more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

          Because Flexible Income Portfolio may invest a significant portion of its portfolio in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

3. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

          The Portfolios may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Portfolios. However, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if a portfolio manager's judgement proves incorrect.

4. WHAT IS "INDUSTRY RISK"?

          Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Equity Portfolios may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

 22 Janus Aspen Series

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

          Janus Capital Management LLC ("Janus Capital"), 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

                                                Management of the Portfolios  23

MANAGEMENT EXPENSES

          Each Portfolio pays Janus Capital a management fee which is calculated daily and paid monthly. Each Portfolio's advisory agreement spells out the management fee and other expenses that the Portfolios must pay. New investment advisory agreements approved at a special meeting of the shareholders on January 31, 2002, that are the same in all material respects as the previous advisory agreements, became effective on April 3, 2002.

          The Shares of each Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate).

                                                                                                  Expense
                                                           Average Daily       Annual Rate         Limit
                                                            Net Assets         Percentage       Percentage
     Portfolios                                            of Portfolio            (%)              (%)
------------------------------------------------------------------------------------------------------------
     Aggressive Growth Portfolio                                                                    N/A
     Capital Appreciation Portfolio
     Balanced Portfolio
     Growth and Income Portfolio
     International Growth Portfolio
------------------------------------------------------------------------------------------------------------
     Core Equity Portfolio(1)                            All Asset Levels         0.65             1.25(2)
------------------------------------------------------------------------------------------------------------
                                                         First $300
     Flexible Income Portfolio                           Million                  0.65             1.00(2)
                                                         Over $300 Million        0.55
------------------------------------------------------------------------------------------------------------

(1) Formerly, Equity Income Portfolio.
(2) Janus Capital has agreed to limit the Portfolios' expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreements. The Portfolios' expenses without waivers are not expected to exceed the expense limit.

          For the year ended December 31, 2001, each Portfolio paid Janus Capital the following management fees based upon each Portfolio's average net assets: 0.65% for Aggressive Growth Portfolio, 0.65% for Capital Appreciation Portfolio, 0.65% for Core Equity Portfolio, 0.65% for Balanced Portfolio, 0.65% for Growth and Income Portfolio, 0.65% for International Growth Portfolio and 0.64% for Flexible Income Portfolio.

 24 Janus Aspen Series

PORTFOLIO MANAGER

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Aggressive Growth Portfolio, which he has managed since February 2002. He is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 to 2002. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

DAVID J. CORKINS
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Growth and Income Portfolio, which he has managed since its inception. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master of Business Administration degree from Columbia University in 1993.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio and Worldwide Growth Portfolio, each of which she has managed or co-managed since their inception. Ms. Hayes is also Portfolio Manager of other Janus accounts. She joined Janus Capital in 1987. She holds a Bachelor of Arts degree in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
            is Executive Vice President and Co-Manager of International
            Growth Portfolio, which he has co-managed since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Core Equity Portfolio and Balanced Portfolio, each of which she has managed since January 2000. Ms. Reidy is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst. She holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

                                                Management of the Portfolios  25

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Capital Appreciation Portfolio, which he has managed since its inception. Mr. Schoelzel is also Portfolio Manager of other Janus accounts.
            Mr. Schoelzel joined Janus Capital in January 1994. He holds a Bachelor of Arts degree in Business from Colorado College.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
            is Executive Vice President and Portfolio Manager of Flexible
            Income Portfolio, which he has managed or co-managed since its inception. Mr. Speaker is also Portfolio Manager of other Janus accounts. Mr. Speaker joined Janus Capital in 1986. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered Financial Analyst designation.

 26 Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------

          CLASSES OF SHARES

          Each Portfolio currently offers two or three classes of shares, one of which, the Institutional Shares, is offered pursuant to this prospectus and sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares and Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or Service II Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          DISTRIBUTION OF THE PORTFOLIOS

          The Portfolios are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  27

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

          To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute net income and any net gains realized on its investments at least annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          DISTRIBUTION SCHEDULE

          Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June for all of the Portfolios.

          HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

          Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of a Portfolio's Shares. The Share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of Aggressive Growth Portfolio declared a dividend in the amount of $0.25 per share. If the price of Aggressive Growth Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIOS

          Dividends, interest and some gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

          The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 28 Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT AND CERTAIN CONTRACTS MAY LIMIT ALLOCATIONS AMONG THE PORTFOLIOS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange. Securities of the Portfolios are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          Because foreign securities markets may operate on days that are not business days in the United States, the value of a Portfolio's holdings may change on days when you will not be able to purchase or redeem the Portfolio's Shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.

          The Portfolios are not intended for excessive trading or market timing. Excessive purchases of Portfolio Shares disrupt portfolio management and drive Portfolio expenses higher. Each Portfolio reserves the right to reject any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Portfolio would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Portfolios may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Portfolios' policy on market timing, see "Excessive Trading" on the next page.

          Although there is no present intention to do so, the Portfolios may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Portfolio's ability to achieve its investment objective. If sales of a Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in that Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

          The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

                                                         Shareholder's guide  29

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

EXCESSIVE TRADING

          Frequent trading into and out of a Portfolio can disrupt portfolio investment strategies and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. The Portfolios are not intended for market timing or excessive trading. The Portfolios and their agents reserve the right to reject any purchase request (including exchange purchases if permitted by your insurance company or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio. The Portfolios may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Portfolio believes are made on behalf of market timers.

          The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by your intermediary.

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.

 30 Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          The financial highlights tables are intended to help you understand the Institutional Shares' financial performance for each of the five most recent years or the life of the Portfolio if less than five years. Items 1 through "Net asset value, end of period" reflect financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

AGGRESSIVE GROWTH PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years ended December 31
                                                                   2001          2000          1999         1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $36.30        $59.70        $27.64      $20.55      $18.24
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                              --          0.01            --          --          --
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (14.32)       (17.08)         33.46        7.09        2.31
  4. Total from investment operations                              (14.32)       (17.07)         33.46        7.09        2.31
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                             --            --            --          --          --
  6. Distributions (from capital gains)                                 --        (4.58)        (1.40)          --          --
  7. Tax return of capital distributions                                --        (1.75)            --          --          --
  8. Total distributions                                                --        (6.33)        (1.40)          --          --
  9. NET ASSET VALUE, END OF PERIOD                                 $21.98        $36.30        $59.70      $27.64      $20.55
 10. Total return                                                 (39.45%)      (31.82%)       125.40%      34.26%      12.66%
 11. Net assets, end of period (in thousands)                   $2,104,733    $3,485,768    $3,319,619    $772,943    $508,198
 12. Average net assets for the period (in thousands)           $2,508,186    $4,409,584    $1,476,445    $576,444    $418,464
 13. Ratio of gross expenses to average net assets(1)                0.67%(2)      0.66%(2)      0.70%(2)    0.75%(2)    0.76%(2)
 14. Ratio of net expenses to average net assets(3)                  0.66%         0.66%         0.69%       0.75%       0.76%
 15. Ratio of net investment income to average net assets          (0.22%)       (0.42%)       (0.50%)     (0.36%)     (0.10%)
 16. Portfolio turnover rate                                           99%           82%          105%        132%        130%
------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.67% in 2001, 0.66% in 2000, 0.70% in 1999, 0.75% in 1998 and
    0.78% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Enterprise Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  31

CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                  Years ended December 31
                                                                  2001          2000         1999        1998      1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                          $26.79        $33.17      $19.94     $12.62      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                           0.22          0.43        0.12       0.01        0.05
  3. Net gains or losses on securities (both realized and
     unrealized)                                                   (6.01)        (6.43)       13.22       7.32        2.61
  4. Total from investment operations                              (5.79)        (6.00)       13.34       7.33        2.66
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                        (0.28)        (0.37)      (0.11)     (0.01)      (0.04)
  6. Distributions (from capital gains)                                --        (0.01)          --         --          --
  7. Total distributions                                           (0.28)        (0.38)      (0.11)     (0.01)      (0.04)
  8. NET ASSET VALUE, END OF PERIOD                                $20.72        $26.79      $33.17     $19.94      $12.62
  9. Total return*                                               (21.67%)      (18.18%)      67.00%     58.11%      26.60%
 10. Net assets, end of period (in thousands)                    $776,553    $1,010,497    $626,611    $74,187      $6,833
 11. Average net assets for the period (in thousands)            $855,499      $954,279    $257,422    $25,964      $2,632
 12. Ratio of gross expenses to average net assets**(2)             0.66%(3)      0.67%(3)    0.70%(3)   0.92%(3)    1.26%(3)
 13. Ratio of net expenses to average net assets**(4)               0.66%         0.67%       0.70%      0.91%       1.25%
 14. Ratio of net investment income to average net assets**         0.96%         1.60%       0.76%      0.27%       1.43%
 15. Portfolio turnover rate**                                        67%           41%         52%        91%        101%
---------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) May 1, 1997 (inception) through December 31, 1997.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 0.66% in 2001, 0.67% in 2000, 0.79% in 1999, 0.97% in 1998 and
    2.19% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of the corresponding retail fund (Janus Olympus Fund until May 1, 1999, Janus Twenty Fund thereafter).
(4) The expense ratio reflects expenses after any expense offset arrangements.

 32 Janus Aspen Series

CORE EQUITY PORTFOLIO - INSTITUTIONAL SHARES(1)
------------------------------------------------------------------------------------------------------------------------
                                                                                Years ended December 31
                                                                  2001        2000        1999        1998      1997(2)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $19.20     $27.32      $19.41      $13.46      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.11       0.07        0.07        0.02        0.01
  3. Net gains or losses on securities (both realized and
     unrealized)                                                  (2.34)     (1.95)        7.99        6.16        3.46
  4. Total from investment operations                             (2.23)     (1.88)        8.06        6.18        3.47
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.12)     (0.07)      (0.06)      (0.02)      (0.01)
  6. Distributions (from capital gains)                           (0.59)     (6.17)      (0.09)      (0.21)          --
  7. Total distributions                                          (0.71)     (6.24)      (0.15)      (0.23)      (0.01)
  8. NET ASSET VALUE, END OF PERIOD                               $16.26     $19.20      $27.32      $19.41      $13.46
  9. Total return*                                              (11.75%)    (8.07%)      41.58%      46.24%      34.70%
 10. Net assets, end of period (in thousands)                    $12,634    $15,712     $18,975      $9,017      $3,047
 11. Average net assets for the period (in thousands)            $13,983    $17,328     $14,663      $5,629      $1,101
 12. Ratio of gross expenses to average net assets**(3)            1.13%(4)   1.25%(4)    1.25%(4)    1.25%(4)    1.25%(4)
 13. Ratio of net expenses to average net assets**(5)              1.12%      1.25%       1.25%       1.25%       1.25%
 14. Ratio of net investment income to average net assets**        0.63%      0.36%       0.31%       0.17%       0.35%
 15. Portfolio turnover rate**                                      114%        95%        114%         79%        128%
------------------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) Formerly, Equity Income Portfolio.
(2) May 1, 1997 (inception) through December 31, 1997.
(3) The expense ratio reflects expenses prior to any expense offset arrangements.
(4) The ratio was 1.13% in 2001, 1.65% in 2000, 1.38% in 1999, 1.86% in 1998 and
    5.75% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Core Equity Fund.
(5) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  33

BALANCED PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years ended December 31
                                                                   2001          2000          1999         1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $24.31        $27.91        $22.50      $17.47      $14.77
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                            0.65          0.64          0.59        0.39        0.34
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    (1.78)        (1.22)          5.38        5.51        2.89
  4. Total from investment operations                               (1.13)        (0.58)          5.97        5.90        3.23
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                         (0.61)        (0.69)        (0.56)      (0.38)      (0.35)
  6. Distributions (from capital gains)                                 --        (2.31)            --      (0.49)      (0.18)
  7. Tax return of capital distributions                                --        (0.02)            --          --          --
  8. Total distributions                                            (0.61)        (3.02)        (0.56)      (0.87)      (0.53)
  9. NET ASSET VALUE, END OF PERIOD                                 $22.57        $24.31        $27.91      $22.50      $17.47
 10. Total return                                                  (4.66%)       (2.27%)        26.76%      34.28%      22.10%
 11. Net assets, end of period (in thousands)                   $3,425,664    $3,352,381    $2,453,079    $882,495    $362,409
 12. Average net assets for the period (in thousands)           $3,361,832    $3,020,072    $1,583,635    $555,002    $176,432
 13. Ratio of gross expenses to average net assets(1)                0.66%(2)      0.66%(2)      0.69%(2)    0.74%(2)    0.83%(2)
 14. Ratio of net expenses to average net assets(3)                  0.66%         0.66%         0.69%       0.74%       0.82%
 15. Ratio of net investment income to average net assets            2.89%         3.15%         2.86%       2.41%       2.87%
 16. Portfolio turnover rate                                          114%           72%           92%         70%        139%
------------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.66% in 2001, 0.66% in 2000, 0.69% in 1999, 0.74% in 1998 and
    0.83% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Balanced Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

 34 Janus Aspen Series

GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------
                                                                          Years ended December 31
                                                                  2001        2000        1999      1998(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $17.41      $20.77      $11.96     $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.20        0.19        0.04       0.02
  3. Net gains or losses on securities (both realized and
     unrealized)                                                  (2.52)      (3.08)        8.81       1.96
  4. Total from investment operations                             (2.32)      (2.89)        8.85       1.98
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.22)      (0.16)      (0.04)     (0.02)
  6. Distributions (from capital gains)                               --      (0.31)          --         --
  7. Total distributions                                          (0.22)      (0.47)      (0.04)     (0.02)
  8. NET ASSET VALUE, END OF PERIOD                               $14.87      $17.41      $20.77     $11.96
  9. Total return*                                              (13.37%)    (14.10%)      74.04%     19.80%
 10. Net assets, end of period (in thousands)                    $92,659    $123,812     $84,480     $6,413
 11. Average net assets for the period (in thousands)           $105,243    $124,282     $28,838     $2,883
 12. Ratio of gross expenses to average net assets**(2)            0.70%(3)    0.78%(3)    1.06%(3)   1.25%(3)
 13. Ratio of net expenses to average net assets**(4)              0.70%       0.78%       1.05%      1.25%
 14. Ratio of net investment income to average net assets**        1.19%       1.07%       0.56%      0.66%
 15. Portfolio turnover rate**                                       52%         37%         59%        62%
------------------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) May 1, 1998 (inception) through December 31, 1998.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 0.70% in 2001, 0.78% in 2000, 1.15% in 1999 and 3.06% in 1998
    before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Growth and Income Fund.
(4) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  35

INTERNATIONAL GROWTH PORTFOLIO - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                 Years ended December 31
                                                                  2001         2000         1999        1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $30.90        $38.67      $21.27      $18.48      $15.72
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.26          0.62        0.06        0.13        0.11
  3. Net gains or losses on securities (both realized and
     unrealized)                                                  (7.43)        (6.51)       17.40        3.07        2.80
  4. Total from investment operations                             (7.17)        (5.89)       17.46        3.20        2.91
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.26)        (0.63)      (0.06)      (0.14)      (0.11)
  6. Distributions (from capital gains)                               --        (0.91)          --      (0.27)      (0.04)
  7. Tax return of capital distributions                              --        (0.34)          --          --          --
  8. Total distributions                                          (0.26)        (1.88)      (0.06)      (0.41)      (0.15)
  9. NET ASSET VALUE, END OF PERIOD                               $23.47        $30.90      $38.67      $21.27      $18.48
 10. Total return                                               (23.23%)      (15.94%)      82.27%      17.23%      18.51%
 11. Net assets, end of period (in thousands)                   $869,983    $1,158,666    $810,392    $311,110    $161,091
 12. Average net assets for the period (in thousands)           $962,343    $1,214,163    $425,876    $234,421     $96,164
 13. Ratio of gross expenses to average net assets(1)              0.71%(2)      0.71%(2)    0.77%(2)    0.86%(2)    0.96%(2)
 14. Ratio of net expenses to average net assets(3)                0.71%         0.71%       0.76%       0.86%       0.96%
 15. Ratio of net investment income to average net assets          0.95%         1.88%       0.26%       0.73%       0.70%
 16. Portfolio turnover rate                                         65%           67%         80%         93%         86%
--------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.71% in 2001, 0.71% in 2000, 0.84% in 1999, 0.95% in 1998 and
    1.08% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Overseas Fund.
(3) The expense ratio reflects expenses after any offset arrangements.

 36 Janus Aspen Series

FLEXIBLE INCOME PORTFOLIO - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                                Years ended December 31
                                                                  2001        2000        1999        1998        1997
  1. NET ASSET VALUE, BEGINNING OF PERIOD                         $11.46      $11.41      $12.05      $11.78     $11.24
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                          0.61        0.72        0.76        0.64       0.67
  3. Net gains or losses on securities (both realized and
     unrealized)                                                    0.26      (0.02)      (0.58)        0.41       0.62
  4. Total from investment operations                               0.87        0.70        0.18        1.05       1.29
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                       (0.67)      (0.65)      (0.75)      (0.67)     (0.64)
  6. Distributions (from capital gains)                               --          --      (0.07)      (0.11)     (0.11)
  7. Total distributions                                          (0.67)      (0.65)      (0.82)      (0.78)     (0.75)
  8. NET ASSET VALUE, END OF PERIOD                               $11.66      $11.46      $11.41      $12.05     $11.78
  9. Total return                                                  7.74%       6.25%       1.60%       9.11%     11.76%
 10. Net assets, end of period (in thousands)                   $387,509    $242,401    $186,681    $129,582    $54,098
 11. Average net assets for the period (in thousands)           $317,156    $206,242    $161,459     $86,627    $36,547
 12. Ratio of gross expenses to average net assets(1)              0.67%(2)    0.76%(2)    0.72%(2)    0.73%(2)   0.75%(2)
 13. Ratio of net expenses to average net assets(3)                0.67%       0.76%       0.72%       0.73%      0.75%
 14. Ratio of net investment income to average net assets          5.87%       7.02%       6.99%       6.36%      6.90%
 15. Portfolio turnover rate                                        308%        202%        116%        145%       119%
------------------------------------------------------------------------------------------------------------------------

(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 0.67% in 2001, 0.76% in 2000, 0.72% in 1999, 0.73% in 1998 and
    0.75% in 1997 before waiver of certain fees and/or reduction of adviser's fees to the effective rate of Janus Flexible Income Fund.
(3) The expense ratio reflects expenses after any expense offset arrangements.

                                                        Financial highlights  37

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

          This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

 38 Janus Aspen Series

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher

                                                Glossary of investment terms  39
          than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

          REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk

 40 Janus Aspen Series
          of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          SHORT SALES in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that a Portfolio owns, or a security equivalent in kind or amount to the security sold short that a Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that a Portfolio borrows and does not own. A Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For "naked" short sales, a Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                                Glossary of investment terms  41

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

 42 Janus Aspen Series

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                                            Explanation of rating categories  43

SECURITIES HOLDINGS BY RATING CATEGORY

          During the year ended December 31, 2001, the percentage of securities holdings for Flexible Income Portfolio by rating category based upon a weighted monthly average was:

                FLEXIBLE INCOME PORTFOLIO
                ----------------------------------------------------------------------------------------
                    BONDS-S&P RATING:
                 AAA                                                                       33%
                 AA                                                                         6%
                 A                                                                         11%
                 BBB                                                                       29%
                 BB                                                                         9%
                 B                                                                          4%
                 CCC                                                                        0%
                 CC                                                                         0%
                 C                                                                          0%
                 Not Rated                                                                  1%
                 Preferred Stock                                                            0%
                 Cash and Options                                                           7%
                 TOTAL                                                                    100%
                ----------------------------------------------------------------------------------------

          No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the year ended December 31, 2001.

 44 Janus Aspen Series

                     You can request other information,
                     including a Statement of Additional
                     Information, Annual Report or
                     Semiannual Report, free of charge, by
                     contacting your insurance company or
                     plan sponsor or visiting our Web site
                     at janus.com. In the Portfolios'
                     Annual and Semiannual Reports, you
                     will find a discussion of the market
                     conditions and investment strategies
                     that significantly affected the
                     Portfolios' performance during their
                     last fiscal year. Other information is
                     also available from financial
                     intermediaries that sell Shares of the
                     Portfolios.

                     The Statement of Additional
                     Information provides detailed
                     information about the Portfolios and
                     is incorporated into this Prospectus
                     by reference. You may review and copy
                     information about the Portfolios
                     (including the Portfolios' Statement
                     of Additional Information) at the
                     Public Reference Room of the SEC or
                     get text only copies, after paying a
                     duplicating fee, by sending an
                     electronic request by e-mail to
                     publicinfo@sec.gov or by writing to or
                     calling the Public Reference Room,
                     Washington, D.C. 20549-0102
                     (1-202-942-8090). You may also obtain
                     reports and other information about
                     the Portfolios from the Electronic
                     Data Gathering Analysis and Retrieval
                     (EDGAR) Database on the SEC's Web site
                     at http://www.sec.gov.

                                  [JANUS LOGO]

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                                        Denver, CO 80206-4928
                                        1-800-525-0020

                    Investment Company Act File No. 811-7736